UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2020

Date of reporting period:  August 31, 2019

Item 1. Reports to Stockholders.

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Long/Short Value Fund	6
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	10

Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13

Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17

Pzena Long/Short Value Fund
Portfolio Allocation	18
Schedule of Investments	19
Schedule of Securities Sold Short	21

Pzena Small Cap Value Fund
Portfolio Allocation	23
Schedule of Investments	24

Pzena International Small Cap Value Fund
Portfolio Allocation	26
Schedule of Investments	27
Portfolio Diversification	29

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Long/Short Value Fund	36
Pzena Small Cap Value Fund	37
Pzena International Small Cap Value Fund	38

Statement of Cash Flows – Pzena Long/Short Value Fund	39

Financial Highlights
Pzena Mid Cap Value Fund	40
Pzena Emerging Markets Value Fund	42
Pzena Long/Short Value Fund	44
Pzena Small Cap Value Fund	46
Pzena International Small Cap Value Fund	48

Notes to Financial Statements	50

Expense Example	61

Notice to Shareholders	63

Privacy Notice	64

Dear Shareholder:

Equity market returns were volatile over the past six months. By way of example, the MSCI World Index, which measures developed market equities, was down 5.77% in May, only to recover that loss by returning 6.59% the next month. Despite all the uncertainty, for the six-month period (“the period”) ended August 31, 2019, the MSCI World Index posted a 3.72% return. We witnessed a similar pattern in the emerging markets, though the MSCI Emerging Markets Index finished the period down 4.68%.

This only tells part of the story, however. This was one of the worst six-month periods for value stocks on record. The performance of the MSCI World Value Index ranks in the worst 3% of history (the return record for the index began in January 1975) when compared to the standard MSCI World Index*, reflecting, once again, strength from growth names. Put another way, the gap between value and growth stock returns has rarely been wider.

This is why we seek to invest with a long-term time horizon. Historically, investors have often overreacted to near term news, creating wild swings in markets and individual stocks. We believe these overreactions, however, are often how value opportunities are created.

Considering this monthly whipsawing of returns, it seems investors are positioning for binary outcomes, including either the extension of this somewhat feeble recovery or a recession hastened by trade war, BREXIT, geopolitics, etc. Their reaction has been to chase recent performance, ﬂocking to high-ﬂying growth or safety names, which in our view have been bid up to unsustainable levels.

In contrast, many long-neglected cyclicals are trading at half our estimate of their fair value, creating, what we believe are widespread opportunities around the world even as some bourses have become overvalued. A large number of cyclical companies have done a good job normalizing their profitability. However, there’s been an unusual disconnect between valuations and earnings. Historically, earnings tend to level the playing field over time, and we believe this cycle, while extended, will be no different.

In our view, we see a range of compelling opportunities: Industries, such as oil services, financials, and rail transportation equipment have endured long periods of consolidation and have responded through disciplined cost-cutting and capital management. Within emerging markets, valuations have been vulnerable to macro risks, including trade war, economic slowdowns, etc. Yet we own names that aren’t standing idly by. A Chinese electrical utility and a Taiwanese computer component maker, for example. Both of which have been agile in redirecting their operations, by fortifying their businesses and renegotiating contracts, respectively.

As current macro-related headlines seem to overshadow all else, we maintain our focus on the substance of businesses. Mounting extremes in valuations mean that selectivity is critical to generating value. So too is your patience and trust in our ability to identify solid franchises that are clawing their way back from controversy.

Investment advisors can play a very important role with wealth management. Critically, they may help answer questions about financial plans and strategies, appropriate investment options, and put context around market movements. Their perspective can help in understanding the vagaries of the market and advise their clients about appropriate positioning.

On the pages that follow, our portfolio managers review the drivers of our Funds’ returns during the past six months, and discuss positioning as we look ahead.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook. We have persistently sought to exploit the opportunities created by widening valuation spreads and are excited by the range and scope of good companies that we believe to be in our Funds. The key is always the same: we seek to identify a business under a near-term cloud, but with a solid franchise, and an identifiable path to earnings normalization. We welcome your comments and feedback.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

*Source: MSCI data; Pzena analysis.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market securities exhibiting overall value style characteristics. The Index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

Earnings growth is not representative of the Fund’s future performance.

Pzena Mid Cap Value Fund
Commentary
August 31, 2019

Average Annual Total Returns for the semi-annual period ended August 31, 2019.

	Three	Six	One	Five	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	2.74%	-6.04%	-14.60%	3.23%	3.83%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	2.77%	-5.86%	-14.35%	3.54%	4.14%
Russell Midcap® Value Index	3.85%	0.88%	-3.13%	5.88%	6.72%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVMX Expense Ratio – Gross: 1.68%
PZVMX Expense Ratio – Net: 1.26%*

PZIMX Expense Ratio – Gross: 1.33%
PZIMX Expense Ratio – Net: 0.91%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

U.S. equities continued to move higher during the six-month period ended August 31, 2019 (“the period”) but exhibited violent swings amid heighted volatility. The prevailing concern within markets was for the health of the global economy. This was based on the feared impact of the escalating trade war between the U.S. and China, which led to softer economic data globally. However, abundant low-cost liquidity and falling short- and longer-term interest rates provided support for equities. For the six-month period, the Russell 1000 Index and Russell Midcap Index returned 5.74% and 3.49%, respectively. As investors gravitated towards the larger and perceived “safety” names, smaller cap stocks along with value stocks underperformed; the Russell Midcap Value Index was up only 0.88%. Reflecting the macro concerns that shaped investors’ decisions, the defensive sectors (utilities and consumer staples) within the Russell Midcap Value Index outperformed, while the cyclicals (materials and producer durables) and energy underperformed.

In what was a difficult six-month period for deep value stocks, the Pzena Mid Cap Value Fund (the “Fund”) underperformed (-5.86% Institutional Class, -6.04% Investor Class) the Russell Midcap Value Index. Weighing on Fund performance were positions in consumer discretionary (notably Lear Corp. and PVH Corp.) and energy (notably oil servicers Halliburton Co. and National Oilwell Varco, Inc.), as these names were especially affected by trade war fears and cyclical concerns. We took advantage of the share price weakness to add to all four positions, as there is no change in our view as to the quality of these misunderstood businesses.

Lear Corp. (automotive, seating, and electrical parts company) recently reported disappointing second quarter 2019 earnings results. Although the company had pre-announced and lowered 2019 guidance, the details proved worse than the market expected. E-Systems margins were down on greater price concessions along with high launch costs and lower efficiency gains. Despite the disappointment, it’s notable that management continued to work at cutting costs and free cash flow (cash available after spending on capital goods and changes in working capital) remained at good levels.

PVH Corp. (“PVH”) is a leading online retailer of Calvin Klein and Tommy Hilfiger brands. PVH detracted as it reported a first quarter 2019 beat but lowered full-year guidance marginally. Management cited a worsening consumer backdrop with lower traffic, and fewer international tourists to the U.S. (which represents a significant chunk of PVH’s U.S. retail business) due to the strong U.S. dollar. Importantly, they believe that the Calvin Klein turnaround is on track. Other parts of the business continued to do well, such as e-commerce and the Tommy Hilfiger brand.

Halliburton Co. (“Halliburton”) and National Oilwell Varco, Inc. (“NOV”) provide services and supply capital equipment to the upstream oil and gas industry. A downturn in exploration and development spending has accelerated the decline in global reserves, pushing energy stocks close to their lowest relative valuations in 44 years. Oil service companies have been especially pressured, as oil companies cut operating cost and capital spending to restore profits and cash flow (net amount of cash being transferred into and out of a business). But service companies such as Halliburton and NOV, too, have cut costs and scaled back operations to restore profitability and cash flow. Although both stocks have been detractors to performance, each is working through areas of weakness such as in oil well

Pzena Mid Cap Value Fund
Commentary (Continued)
August 31, 2019

completions and production. NOV has been the hardest hit in this area and has instituted a cost restructuring plan with a focus on gaining more efficiencies in its support functions. Halliburton has been showing stronger international revenue and better completion and production margins. Consequently, we believe that these well-financed businesses will benefit over time, as oil companies start to ramp up spending to support future production growth.

Positions in producer durables were the main contributors in the Fund, led by KBR, Inc. (“KBR”) and AECOM. Shares of engineering & construction and government services company KBR performed well as it continued to generate strong organic growth in its Government Services segment and also grew the backlog in its hydrocarbon business. AECOM, the global design, construction and government services firm, was a contributor as it reported strong revenue and backlog growth. Additionally, AECOM expressed its intention to spin off its Management Services segment. The market viewed this transaction favorably as Management Services was never really seen as a core business to AECOM. Additionally, Management Services peers trade at higher multiples than AECOM. Another notable contributor was asset manager Apollo Global Management, Inc. (“Apollo”). Apollo recently reported a mostly inline 2019 second quarter and investors continued to look favorably on the company’s upcoming conversion to a C corporation. The conversion will allow investors who could not previously own Apollo due to its partnership structure to now own it as a C corporation.

During the period, we initiated three new positions in the Fund – CNO Financial Group, Inc. (“CNO”), Wabtec Corp. (“Wabtec”), and Baker Hughes, a GE Co. (“BHGE”).

CNO sells life insurance products to underserved middle income Americans through captive distribution. The stock has been penalized for past long-term care insurance charges, but it has reinsured most of its legacy exposures and is now selling shorter-tailed products with capped risks.

Wabtec is a leading manufacturer of rail components. The company recently completed an acquisition of General Electric Co.’s transportation business, which manufactures locomotives, making it the dominant driver of earnings. The share price has severely underperformed over the past year due to investor concerns over demand for locomotives, as well as acquisition-related risks. The current demand for locomotives is cyclically depressed with 2018 deliveries the lowest number on record. While Precision Scheduled Railroading (“PSR”) might enable the rails to operate their networks with fewer locomotives and increased utilization over time, in our view, this should benefit Wabtec’s higher margin aftermarket business. Wabtec is also a developer of PSR technology, which should also benefit the company, we believe. Finally, the industry order book is more than three times last year’s deliveries.

BHGE is the combination of the former Baker Hughes and GE Oil and Gas businesses and was launched in July 2017. In our opinion, BHGE is well positioned both in the traditional Baker Hughes oilfield services business as well as the GE turbomachinery business, where BHGE has ownership of critical technology and more diversified exposures beyond upstream capital expenditures. Oil price weakness during the past year, and the uncertainty around the near-term activity levels in U.S. shale, have impacted the company’s stock price and provided the opportunity to initiate the position.

To help fund our purchases, we exited several positions based on valuation – Franklin Resources Inc., News Corp, Murphy Oil Corp., and Dover Corp. We also exited neonatal and anesthesiology physician services company Mednax, Inc., as the company has a less-clear path to offsetting pricing and volume pressures.

In our view, the current market environment represents a compelling value opportunity for those investors with a patient, long term, investment horizon. Wide valuation dispersion between the most loved (i.e., highly priced) defensive names and the cyclicals remain at extreme levels. The Fund remains positioned in economically sensitive names where we, in our opinion, are finding a wide range of good businesses and compelling valuations. The Fund’s largest weightings are in the financial services, producer durables, and consumer discretionary sectors.

Past Performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

An index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
August 31, 2019

Average Annual Total Returns for the semi-annual period ended August 31, 2019.

	Three	Six	One	Five	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Emerging Markets Value Fund – Investor Class (PZVEX)	-3.36%	-10.04%	-8.20%	-1.83%	0.01%
Pzena Emerging Markets Value Fund – Institutional Class (PZIEX)	-3.25%	-9.84%	-7.80%	-1.54%	0.31%
MSCI Emerging Markets Index	-0.17%	-4.68%	-4.36%	0.38%	2.32%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVEX Expense Ratio – Gross: 1.62%
PZVEX Expense Ratio – Net: 1.61%*

PZIEX Expense Ratio – Gross: 1.27%
PZIEX Expense Ratio – Net: 1.26%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

For the trailing six-month period ended August 31, 2019 (the “period”), the MSCI Emerging Markets Index generated a -4.68% return, marked by significant volatility, centered on tariff concerns and slower growth in China. The disparity between individual market performance was wide, and the six-month performance of value (the MSCI Emerging Markets Value Index returned -7.51%) ranks in the worst 6% of history relative to the standard (MSCI Emerging Markets) index*. At the sector level, financials, materials, communication services, and industrials detracted most from index returns, while consumer staples, utilities, and information technology outperformed. On a country basis, South Korea and China detracted most from index returns, while Taiwan and Russia contributed most.

In what was a difficult six-month period for deep value stocks (across both developed and emerging markets), the Pzena Emerging Markets Value Fund (the “Fund”) returned -9.84% (Institutional Class) and -10.04% (Investor Class). Positions in the materials, financials, and consumer discretionary sectors detracted most from Fund returns, and on a country basis, positions in China, South Korea, and South Africa detracted most.

On an individual basis, the largest detractors were Sasol Ltd. (“Sasol”), Baidu, Inc. (“Baidu”), and DB Insurance Co., Ltd. (“DB”).

South African energy and chemicals company Sasol fell during the period on its announcement that its Lake Charles Chemical Project is coming in above previous cost estimates. We had factored the higher costs into our estimates and continue to believe the stock is attractive. Baidu, the Chinese internet search giant, was especially weak after reporting downbeat first quarter 2019 results. Revenue was in line, but margins were weaker than the already low expectations coming into the report on continued expense growth. Second quarter guidance further disappointed. While the results have been disappointing, Baidu remains in investment mode, aiming to be a mobile super-platform via enhanced capabilities, marketing and promotional spending to grow its customer base, investment in content, and ongoing development of autonomous, duerOS, and other AI-focused initiatives. Shares of Korean insurer DB and its peers were weak on higher auto insurance loss ratios. DB reported an auto loss ratio of 89% due to high repair costs and a policy change for used car reimbursement that is affecting all industry players. The companies were allowed a rate hike this year, and the regulator is signaling another rate hike is likely in first half 2020. Sasol, Baidu, and DB remained significant positions in the Fund.

Wilmar International Ltd. (“Wilmar”), Banca Transilvania S.A. (“Banca Transilvania”), and Lite-On Technology Corp. (“Lite-On”) were the Fund’s largest contributors.

Wilmar (Singapore-based soft commodity agribusiness group) reported modestly better-than-expected results during the period with increased profits, characterized by strong palm oil performance. Soybean crushing was weak due to continued headwinds related to the outbreak of African Swine Fever in China, and hence demand for soy feed. Management expects soybean crushing margins to improve and is upbeat on overall 2019 performance. Wilmar plans to separately list its China operations later in 2019, which could free up capital, and may result in a special dividend being paid. Banca Transilvania was

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 31, 2019

down heavily in January due to an unexpected announcement from the Romanian government of a new tax on local banks. Shares of the bank rerated higher during the period, as investors realized the initial share price plunge was an overreaction. The Romanian special bank tax ended up being 15-18% lower than initially proposed. Further, management provided upbeat guidance and confidence they will achieve their 7% loan guidance, and stated a 70% dividend payout is likely to be a “normal” level for the coming years. Taiwanese diversified technology component manufacturer Lite-On performed well, as it recently reported strong second quarter 2019 earnings and guided to upbeat sales and profit forecasts for third quarter.

During the six-month period, we added a few new positions to the Fund, notably Ford Otomotiv Sanayi A.S. (“Ford Otosan”) and Punjab National Bank (“Punjab”). Ford Otosan manufactures Ford cars for export and distributes vehicles within Turkey. The company has suffered due to the economic downturn, but we believe it is well-positioned for the eventual economic recovery in Turkey, as well as to gain additional original equipment manufacturer (OEM) volume due to its efficient operations. We funded our Punjab purchase by trimming better-performing peers State Bank of India and ICICI Bank Ltd. In our view, Nationalized bank Punjab became an attractive opportunity for the Fund after its share price fell due to the Supreme Court ruling to undo the Reserve Bank of India’s order on Resolution of Stressed Assets, which could prolong resolution of its non-performing loans. Towards the end of the period, the Indian Government announced a three-way merger of banks, including Punjab, to create the second largest Indian public sector banking entity, to rival the leader, State Bank of India. We exited several positions as they appreciated and approached our estimate of fair value, notably Realtek Semiconductor Corp (Taiwanese semiconductor company), Companhia de Saneamento Basico do Estado de Sao Paulo SABESP (Brazilian water and waste management business company), and Telefonica Brasil S.A. (Brazilian telecom company).

Sector-level changes have been subtle. Financials and information technology remained our largest weightings and we had no exposure to healthcare and real estate, and a small exposure to consumer staples. Over the period, the utilities weight increased. Geographically, the largest weightings were to China, South Korea, and Taiwan, with Asia overall constituting approximately two-thirds of the Fund. We held very little exposure to Latin America and the largest relative exposure remained emerging Europe. Regional exposures changed little over the period.

In our view, the opportunity set in value is large, notably amongst cyclical names, where macro concerns have weighed heavily, particularly since mid-2018 as tariff wars and a tightening of global credit conditions fueled global recessionary concerns. We believe The Fund is idiosyncratic in nature with potentially multiple paths back to the full earnings potential of the companies comprising the Fund.

Past Performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

*Source: MSCI, Pzena analysis.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

An index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
August 31, 2019

Average Annual Total Returns for the semi-annual period ended August 31, 2019.

	Three	Six	One	Five	Since Inception
	Months(1)	Months(1)	Year	Years	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	3.09%	-2.81%	-6.75%	0.32%	0.74%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	3.26%	-2.68%	-6.50%	0.60%	1.03%
Russell 1000® Index	6.69%	5.74%	2.49%	9.85%	10.56%
ICE BofAML 0-3 Month U.S. Treasury Bill Index	0.57%	1.21%	2.32%	0.90%	0.83%
50% Russell 1000® Index/50% ICE BofAML
0-3 Month U.S. Treasury Bill Index	3.65%	3.59%	2.84%	5.48%	5.77%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVLX Expense Ratio – Gross: 3.88%
PZVLX Expense Ratio – Net: 3.05%*

PZILX Expense Ratio – Gross: 3.53%
PZILX Expense Ratio – Net: 2.70%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

U.S. equities continued to move higher during the six-month period ended August 31, 2019 (the “period”) but exhibited violent swings amid heighted volatility. The prevailing concern within markets throughout the period was for the health of the global economy. This was based on the feared impact of the escalating trade war between the U.S. and China and fed by softer economic data globally. However, abundant low-cost liquidity and falling short- and longer-term interest rates provided support for equities. The Russell 1000 Value Index advanced 2.27% for the period, lagging the 5.74% return for the style neutral Russell 1000 Index.  The Russell 1000 Index was sector driven by, not surprisingly, technology, followed by utilities, and consumer staples. Energy delivered negative returns.

The Pzena Long/Short Value Fund (the “Fund”) was down 2.68% (Institutional Class) and down 2.81% (Investor Class) and underperformed the Russell 1000 Index and our custom benchmark (50% Russell 1000® Index / 50% BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index), which returned 3.59% during the period. The underperformance was primarily driven by our long book. The short book contributed modestly in the period led by positioning in health care and technology. Our short positions in technology lagged the overall market and the overall technology sector. Long positioning in energy, producer durables, consumer discretionary, and health care had the largest negative impact on performance.

Long energy holdings Halliburton Co. (“Halliburton”) and National Oilwell Varco, Inc. (“NOV”) provide services and supply capital equipment to the upstream oil and gas industry. A downturn in exploration and development spending has accelerated the decline in global reserves, pushing energy stocks close to their lowest relative valuations in 44 years. Oil service companies have been especially pressured, as oil companies cut operating cost and capital spending to restore profits and cash flow (net amount of cash being transferred into and out of a business). But service companies such as Halliburton and NOV, too, have cut costs and scaled back operations to restore profitability and cash flow. Although both stocks have been detractors to performance, each is working through areas of weakness such as in oil well completions and production. NOV has been the hardest hit in this area and has instituted a cost restructuring plan with a focus on gaining more efficiencies in its support functions. Halliburton has been showing stronger international revenue and better completion and production margins. Consequently, we believe that these well-financed businesses will benefit over time, as oil companies start to ramp up spending to support future production growth.

Biotechnology company, Biogen, Inc., also detracted as the company’s phase 3 Alzheimer’s drug failed clinical trials.

Pzena Long/Short Value Fund
Commentary (Continued)
August 31, 2019

Consumer discretionary holding, Lear Corp. recently reported disappointing second quarter 2019 earnings results. Although the company had pre-announced and lowered 2019 guidance, the details proved worse than expected. E-Systems margins were down on greater price concessions along with high launch costs and lower efficiency gains. Despite the disappointment it’s notable that management continued to work at cutting costs and free cash flow (cash available after spending on capital goods and changes in working capital) remained at good levels.

PVH Corp. (“PVH”) is a leading online retailer of Calvin Klein and Tommy Hilfiger brands. PVH detracted as it reported a first quarter 2019 beat but lowered full-year guidance marginally. Management cited a worsening consumer backdrop with lower traffic, and fewer international tourists to the U.S. (which represents a significant chunk of PVH’s U.S. retail business) due to the strong U.S. dollar. Importantly, they believe that the Calvin Klein turnaround is on track. Other parts of the business continued to do well, such as e-commerce and the Tommy Hilfiger brand.

American International Group, Inc. (Finance and Insurance) outperformed during the second quarter on a first quarter 2019 beat with Earnings Per Share (profit divided by outstanding shares of stock) significantly ahead of consensus. The beat was mostly from high net investment income, but underlying results also exceeded expectations. Importantly the company achieved their guidance for a combined ratio (measure of profitability by insurance companies to determine the efficiency of their daily operations; below 100 is profitable) below 100% for the second quarter in a row, coming in at 97%. Positive sentiment towards AIG’s ability to deliver sequential combined ratio improvement helped propel the share price.

Edison International (regulated utility) was higher largely on legislation that caps its liability from future California wildfires.

Overall, our long book is exposed to sectors whose earnings are depressed and expectations are low: principally financials, as we continued to see strong earnings growth from large expense reductions and share buybacks, as well as consumer discretionary, producer durables, health care, and technology names. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; consumer discretionary names; and real estate investment trusts (REITs) within financial services. Financials is still our largest net exposure, followed by the producer durables and consumer discretionary sectors, and we are net short the materials & processing, health care, and consumer staples sectors. In our view, we remain encouraged by the breadth and depth of opportunities today and are optimistic that these values will ultimately be unlocked.

Past Performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Value Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates.

An index cannot be invested in directly.

The ICE Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the ICE Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index, both described above.

Earnings growth is not a measure of the Fund’s future performance.

Pzena Small Cap Value Fund
Commentary
August 31, 2019

Average Annual Total Returns for the semi-annual period ended August 31, 2019.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	-1.14%	-12.29%	-19.35%	2.16%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	-1.13%	-12.28%	-19.14%	2.47%
Russell 2000® Value Index	0.59%	-6.89%	-14.89%	7.16%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVSX Expense Ratio – Gross: 2.39%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 2.04%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

Although larger U.S. equities continued to move higher, small cap stocks declined during the six-month period, ended August 31, 2019 (“the period”) and exhibited violent swings amid heighted volatility. The prevailing concern within markets was for the health of the global economy. This was based on the feared impact of the escalating trade war between the U.S. and China, which led to softer economic data globally. However, abundant low-cost liquidity and falling short- and longer-term interest rates provided support for equities. The weakest sector returns in the Russell 2000 Value Index came from energy, health care, and consumer discretionary stocks. Only utilities were positive.

The Pzena Small Cap Value Fund (the “Fund”) was down 12.28% (Institutional Class) and down 12.29% (Investor Class) and trailed the Russell 2000 Value Index’s return of -6.89%, as holdings in financial services, energy, and consumer discretionary declined during the six-month period.

Two of the biggest individual detractors were C&J Energy Services, Inc. (“C&J”), an oil service company, and Murphy Oil Corp. (“Murphy Oil”), an exploration and production company. Both were down on lower oil prices. While continuing to face a challenging pricing environment, both companies are pursuing self-help initiatives. C&J is merging with peer Keane Group to take out duplicate costs, and Murphy Oil is shifting its resource base to focus mainly on North America. We added to both positions on weakness.

Car rental company Avis Budget Group, Inc. also detracted. The stock fell despite reporting solid results as the company suffered along with other cyclically sensitive stocks and also announced that the CEO is leaving once a successor is identified. Quarterly results showed flat pricing in the Americas while fleet costs were down 8%, reflecting responsible pricing and alternative sales channels for used vehicles. International markets, however, were weaker, highlighted by a 4% decrease in revenue per day, which partially reflects intentionally shifting to longer rentals (longer rentals command a lower price per day but are more profitable), and partially reflects continued oversupply in Europe, especially from the UK with ongoing Brexit concerns.

The largest individual contributor was REV Group, Inc., the specialty vehicle manufacturer of firetrucks, ambulances, shuttle buses, and RVs. The company reported weaker- than-expected sales due to manufacturing delays but has moved past supply chain issues and is well positioned to improve production, in our opinion.

Engineering & construction and government services company KBR, Inc. was also a top contributor, as it continued to generate strong organic growth in its Government Services segment while also growing the backlog in its hydrocarbon business.

Axis Capital Holdings, Ltd. (insurer) was strong after reporting good results including solid underwriting, low catastrophes, and strong performance from equity investments. We trimmed all three positions on rising valuations.

Wesco Aircraft Holdings, Inc. (aerospace component distributor) and Navigant Consulting, Inc. (consulting) were also contributors as both announced that they are being acquired.

Pzena Small Cap Value Fund
Commentary (Continued)
August 31, 2019

During the period we initiated positions in Spectrum Brands Holdings, Inc. (“Spectrum Brands”), Super Micro Computer, Inc. (“Super Micro”), and Sykes Enterprises, Inc. (“Sykes Enterprises”).

Spectrum Brands is a consumer products company with a portfolio of brands including Kwikset locks, Remington hair products, and Cutter insect repellent. The company had been over levered, but it divested two businesses at the beginning of the year, which, in our view, improved the balance sheet and created an attractive investment opportunity.

Super Micro is a niche manufacturer of servers, storage systems, and related sub-components. The company faced delisting and headline pressure related to delayed SEC filings. Super Micro confronted the allegations of accounting impropriety and will supply audited financials.

Sykes Enterprises, an outsourced contact center operator, currently has depressed earnings due to declining revenues from their biggest customers and underutilized facilities, but the company has been cutting capacity and adjusting the cost structure.

We opportunistically added to Terex Corp. (“Terex”) (material handling and lifting machinery manufacturer), C&J Energy Services, Murphy Oil, and Ryder System, Inc. (truck rental and fleet management company) on valuation. Notably, Terex management has done a good job adjusting its portfolio, building a more stable business with a cleaner balance sheet, which increased our conviction.

We sold neonatal and anesthesiology physician services company MEDNAX, Inc., as the company has a less-clear path to offsetting pricing and volume pressures. We also trimmed our position in Argo Group International Holdings Ltd. (a property and casualty insurer) on valuation.

In our opinion, the challenging environment for value and small cap continues to create investment opportunities across a range of sectors. We still are not yet finding opportunities in perceived ‘safe’ sectors including real estate investment trusts (REITs) and utilities but we believe there are many opportunities in light of the market adjustments in recent months.

Past Performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
August 31, 2019

Average Annual Total Returns for the semi-annual period ended August 31, 2019.

	Three	Six	One	Since Inception
	Months(1)	Months(1)	Year	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	-2.33%	-12.35%	-19.71%	-16.47%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	-2.33%	-12.24%	-19.55%	-16.26%
MSCI World ex-USA Small Cap Index	1.67%	-1.09%	-8.64%	-6.32%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVIX Expense Ratio – Gross: 14.01%
PZVIX Expense Ratio – Net: 1.53%*

PZIIX Expense Ratio – Gross: 13.66%
PZIIX Expense Ratio – Net: 1.18%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

International small cap equities marked the six-month period ended August 31, 2019 (the “period”) with considerable volatility, characterized by large swings driven by continued fears of slowing global growth, accommodative interest rate signals, and escalating trade tensions. The MSCI World ex USA Small Cap Index was down 1.09% for the period. The flight to safety continued to dominate market sentiment, leading value stocks to underperform. The information technology, real estate, utilities, and health care sectors outperformed energy, financials, consumer discretionary, and industrials by a wide margin. In what was a difficult six-month period for deep value stocks, the Pzena International Small Cap Value Fund (the “Fund”) underperformed (-12.24% Institutional Class, -12.35% Investor Class) the MSCI World ex USA Small Cap Index. The largest sector detractor on both an absolute and relative basis was industrials, due to broad weakness in a diverse set of names. Industrials remained the largest sector exposure in the Fund and there is no change in our view as to the quality of these misunderstood businesses.

On an individual basis, the largest detractors were John Wood Group PLC (“Wood Group”), Salzgitter AG (“Salzgitter”), and Danieli & C.Officine Meccaniche S.p.A. (“Danieli”).

As the price of oil continued to decline, energy company valuations came under pressure, impacting holdings such as Wood Group, the UK oil services company. Wood Group shares were also negatively affected by light 2019 guidance with lower-than-expected cash flow (net amount of cash being transferred into and out of a business). While this puts a minor delay into the timeline for reducing balance sheet leverage, the company also announced the sale of its nuclear business for $305 million at a strong 12x EBITDA (earnings before interest, taxes, depreciation and amortization). Operationally, Wood Group continued to execute well with margin expansion in all segments. Salzgitter is a leading German steel producer. We believe recent underperformance appears to be linked to cyclical concerns rather than anything specific to the company. The steel industry is facing several headwinds, including: 1) a 50% year-over-year contraction in global steel spreads due to concerns about a slowing economy in China, 2) fears of a trade war, and 3) worries about a slowdown in oil and gas capital spending. Despite these headwinds, we continue to believe that Salzgitter’s core flat steel business has an advantaged and sustainable cost position and a natural market for its products in the German automobile industry. The company has more cash than debt, has historically generated positive cash flow during cyclical downturns, and has a stake in Aurubis AG (a German copper refiner), all of which we view as positives. Shares of Italian steelmaking equipment producer and specialty steel manufacturer Danieli was negatively affected by the same cyclical concerns. Similar to Salzgitter, Danieli maintained an extremely low valuation and a strong balance sheet. Wood Group, Salzgitter, and Danieli remained significant positions in the Fund.

On the positive side, Foster Electric Company, Ltd. (“Foster Electric”) and Coface S.A. (“Coface”) were the largest contributors.

Pzena International Small Cap Value Fund
Commentary (Continued)
August 31, 2019

Foster Electric, the audio equipment manufacturer based in Japan, reported strong full year results and made progress on their efforts to reduce exposure to loss-making Apple contracts. Specifically, 1) Mobile Audio (mostly Apple AirPods) returned to profitability, 2) Speaker (mostly automotive) margin sequentially improved, and 3) it demonstrated strong cash generation. Coface, the global trade credit provider based in France, was up on strong earnings, cost cutting and continued low loss ratios (the losses an insurer incurs due to paid claims as a percentage of premiums earned).

During the period, we initiated three new positions in the Fund. We purchased Transcontinental, Inc. (Canadian printing provider) as our diligence uncovered strong pricing power and stickiness in their core flyer business in Canada. The company currently trades at 6x current earnings with a double-digit free cash flow yield (cash available after spending on capital goods and changes in working capital divided by the company’s market capitalization) and has, in our opinion, an underappreciated capital allocation strategy. We purchased Subsea 7 S.A. (“Subsea 7”), the engineering, construction and services company serving the offshore energy industry. Exploration and production companies’ newfound fiscal discipline continued to pressure the oil services industry and drove a severe decline in global reserves. We believe Subsea 7 will benefit over time as oil companies resume investing to grow reserves. Lastly, we purchased ANIMA Holding S.p.A. (“Anima”), an Italian investment manager. Anima has strong retail distribution, limited exposure to performance fees, and a proven track record of integrating bolt-on acquisitions. Notable sales during the period included Go-Ahead Group plc (European public transportation company), Saipem S.p.A. (Italian oil servicer), and transcosmos, Inc. (Japanese outsourced technology company), all on valuation as our theses played out.

Our largest exposures continued to be in industrials and financials. As investors flock to safety in reaction to macro and political concerns, we see opportunities to buy high quality businesses at valuation levels that are among the lowest that we have seen in the last few years in our opinion.

Past Performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. Investments in real estate investment trusts (REITs) are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small-Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap developed markets excluding the U.S.

An index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 98.64%
Consumer Discretionary – 17.58%
Avis Budget Group, Inc. (a)	40,835	$1,011,483	1.86%
Gildan Activewear, Inc. (b)	14,700	539,196	0.99%
Interpublic Group of Cos., Inc.	77,676	1,544,199	2.83%
Lear Corp.	18,907	2,122,500	3.89%
Mohawk Industries, Inc. (a)	9,414	1,119,230	2.05%
Newell Brands, Inc.	96,241	1,597,601	2.93%
Omnicom Group, Inc.	2,774	210,990	0.39%
PVH Corp.	19,011	1,441,034	2.64%
		9,586,233	17.58%

Energy – 12.50%
Baker Hughes, a GE Co.	45,595	988,956	1.81%
Cenovus Energy, Inc. (b)	95,065	829,917	1.52%
Halliburton Co.	113,793	2,143,860	3.93%
National Oilwell Varco, Inc.	87,287	1,783,273	3.27%
TechnipFMC PLC (b)	43,121	1,071,126	1.97%
		6,817,132	12.50%

Financial Services – 29.14%
Apollo Global
Management LLC – Class A	36,404	1,373,523	2.52%
AXA Equitable Holdings, Inc.	81,832	1,699,651	3.11%
Axis Capital Holdings, Ltd. (b)	28,463	1,747,343	3.20%
CNO Financial Group, Inc.	90,638	1,312,438	2.41%
Fifth Third Bancorp	60,920	1,611,334	2.95%
Invesco, Ltd. (b)	63,940	1,003,858	1.84%
KeyCorp	99,786	1,656,448	3.04%
KKR & Co., Inc. – Class A	67,275	1,738,386	3.19%
Realogy Holdings Corp.	107,125	512,057	0.94%
Regions Financial Corp.	113,479	1,659,063	3.04%
Voya Financial, Inc.	32,071	1,581,742	2.90%
		15,895,843	29.14%

Health Care – 5.67%
Cardinal Health, Inc.	24,688	1,064,793	1.95%
McKesson Corp.	9,715	1,343,293	2.46%
Mylan N.V. (a)(b)	35,244	686,201	1.26%
		3,094,287	5.67%

Materials & Processing – 3.33%
JELD-WEN Holding, Inc. (a)	105,085	1,813,767	3.33%

Producer Durables – 19.76%
AECOM Technology Corp. (a)	49,493	1,756,012	3.22%
Carlisle Cos., Inc.	3,870	560,995	1.03%
Genpact, Ltd. (b)	27,033	1,107,272	2.03%
KBR, Inc.	45,904	1,171,470	2.15%
Ryder System, Inc.	34,122	1,643,657	3.01%
Snap-on, Inc.	7,693	1,143,795	2.10%
Stanley Black & Decker, Inc.	10,127	1,345,473	2.47%
Terex Corp.	40,160	997,173	1.83%
Wabtec Corp.	15,168	1,049,777	1.92%
		10,775,624	19.76%

Technology – 8.59%
Anixter International, Inc. (a)	27,737	1,663,388	3.05%
Avnet, Inc.	38,586	1,616,367	2.96%
Hewlett Packard Enterprise Co.	101,856	1,407,650	2.58%
		4,687,405	8.59%

Utilities – 2.07%
Edison International	15,595	1,127,051	2.07%
Total Common Stocks
(Cost $62,077,272)		53,797,342	98.64%

SHORT-TERM INVESTMENTS – 1.18%
Money Market Funds – 1.18%
Fidelity Institutional
Government Portfolio –
Class I, 2.00% (c)	645,503	645,503	1.18%
Total Short-Term Investments
(Cost $645,503)		645,503	1.18%
Total Investments
(Cost $62,722,775) – 99.82%		54,442,845	99.82%
Other Assets in Excess
of Liabilities – 0.18%		96,875	0.18%
TOTAL NET ASSETS – 100.00%		$54,539,720	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2019.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 92.67%
Brazil – 2.47%
Light S.A.	1,496,339	$7,151,062	2.47%

China – 20.26%
Baidu, Inc. – ADR (a)	47,093	4,919,806	1.70%
China Agri-Industries
Holdings, Ltd.	20,264,000	5,711,882	1.97%
China Construction
Bank Corp.	7,628,000	5,662,334	1.95%
China Dongxiang Group Co.	16,208,000	1,736,483	0.60%
China Mobile, Ltd.	697,000	5,773,959	1.99%
China Resources Power
Holdings Co., Ltd.	6,542,000	8,644,345	2.98%
China Shenhua
Energy Co., Ltd.	2,204,500	4,307,553	1.49%
Dah Chong Hong
Holdings, Ltd.	2,032,272	567,659	0.20%
Dongfeng Motor
Group Co., Ltd.	5,646,000	5,242,447	1.81%
Grand Baoxin Auto
Group, Ltd. (a)	21,118,500	4,040,323	1.39%
Huadian Power
International Corp., Ltd.	14,702,000	5,737,988	1.98%
Lenovo Group, Ltd.	9,680,000	6,370,695	2.20%
		58,715,474	20.26%

Czech Republic – 2.06%
CEZ	270,954	5,968,466	2.06%

Hong Kong – 3.11%
Man Wah Holdings, Ltd.	1,414,400	647,632	0.22%
Pacific Basin Shipping, Ltd.	42,835,000	8,358,955	2.89%
		9,006,587	3.11%

Hungary – 0.96%
OTP Bank PLC	69,884	2,784,767	0.96%

India – 5.29%
ICICI Bank, Ltd. – ADR	271,904	3,053,482	1.05%
NTPC, Ltd.	2,383,033	4,059,741	1.40%
Punjab National Bank (a)	6,173,073	5,610,509	1.94%
State Bank of India – GDR (a)	67,053	2,615,067	0.90%
		15,338,799	5.29%

Malaysia – 1.50%
Genting Malaysia Berhad	5,829,100	4,352,247	1.50%

Poland – 1.45%
Cyfrowy Polsat S.A.	573,594	4,192,970	1.45%

Republic of Korea – 14.68%
Dongbu Insurance Co., Ltd.	140,981	5,575,224	1.92%
Hana Financial Group, Inc.	142,117	3,813,253	1.32%
Hyundai Motor Co.	14,850	1,575,418	0.54%
KB Financial Group, Inc.	112,700	3,693,862	1.27%
Korea Shipbuilding & Offshore
Engineering Co., Ltd.	65,763	5,972,285	2.06%
LG Electronics, Inc.	22,492	1,138,295	0.39%
POSCO	50,594	8,813,485	3.04%
Samsung Electronics Co., Ltd.	177,570	6,450,427	2.23%
Samsung Electronics
Co., Ltd. – GDR	83	75,862	0.03%
Shinhan Financial Group
Co., Ltd.	161,060	5,418,530	1.87%
Shinhan Financial Group
Co., Ltd. – ADR	450	15,048	0.01%
		42,541,689	14.68%

Romania – 1.38%
Banca Transilvania S.A.	7,311,471	3,995,107	1.38%

Russian Federation – 5.93%
LUKOIL PJSC – ADR	75,116	6,034,819	2.08%
MMC Norilsk Nickel
PJSC – ADR	135,731	3,291,477	1.13%
Rosneft Oil Co. – GDR	1,292,134	7,874,265	2.72%
		17,200,561	5.93%

Singapore – 2.72%
Wilmar International, Ltd.	2,867,600	7,872,856	2.72%

South Africa – 4.01%
Reunert, Ltd.	826,836	3,515,842	1.21%
Sasol	426,770	8,101,420	2.80%
		11,617,262	4.01%

Taiwan – 11.25%
Catcher Technology Co., Ltd.	743,000	5,215,903	1.80%
Compal Electronics, Inc.	8,792,000	5,024,400	1.73%
Hon Hai Precision Industry
Co., Ltd.	2,470,132	5,835,205	2.01%
Lite-On Technology Corp.	4,176,000	6,647,564	2.29%
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,194,000	9,845,463	3.40%
Taiwan Semiconductor
Manufacturing
Co., Ltd. – ADR	1,125	47,959	0.02%
		32,616,494	11.25%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 92.67% (Continued)
Thailand – 3.33%
Bangkok Bank
Public Co., Ltd.	247,800	$1,390,063	0.48%
Bangkok Bank
Public Co., Ltd. – NVDR	400,000	2,237,304	0.77%
Siam Commercial Bank
PLC – NVDR	1,493,600	6,033,514	2.08%
		9,660,881	3.33%

Turkey – 2.31%
Akbank T.A.S. (a)	3,188,752	3,798,153	1.31%
Ford Otomotiv Sanayi A.S.	287,602	2,899,960	1.00%
		6,698,113	2.31%

United Arab Emirates – 2.15%
Abu Dhabi Commercial
Bank PJSC	2,632,599	6,228,247	2.15%

United Kingdom – 3.87%
Antofagasta PLC	399,362	4,208,261	1.45%
Standard Chartered PLC	926,334	7,010,936	2.42%
		11,219,197	3.87%

United States – 3.94%
Cognizant Technology
Solutions Corp. – Class A	107,357	6,590,646	2.27%
Flextronics
International, Ltd. (a)	501,861	4,832,922	1.67%
		11,423,568	3.94%
Total Common Stocks
(Cost $305,612,805)		268,584,347	92.67%

PREFERRED STOCKS – 3.52%
Brazil – 1.57%
Cia Energetica de
Minas Gerais, 4.11%	1,268,670	4,546,501	1.57%

Republic of Korea – 1.95%
Hyundai Motor Co., 5.33%	89,926	5,642,416	1.95%
Total Preferred Stocks
(Cost $10,907,224)		10,188,917	3.52%

SHORT-TERM INVESTMENTS – 3.17%
Money Market Funds – 3.17%
Fidelity Institutional
Government Portfolio –
Class I, 2.00% (b)	9,201,218	9,201,218	3.17%
Total Short-Term Investments
(Cost $9,201,218)		9,201,218	3.17%
Total Investments
(Cost $325,721,247) – 99.36%		287,974,482	99.36%
Other Assets in Excess
of Liabilities – 0.64%		1,841,334	0.64%
TOTAL NET ASSETS – 100.00%		$289,815,816	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day annualized yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2019 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$9,966,929	3.44%
Consumer Discretionary	22,200,464	7.66%
Consumer Staples	13,584,738	4.69%
Energy	26,318,058	9.08%
Financials	68,935,400	23.78%
Industrials	17,847,081	6.16%
Information Technology	61,856,852	21.34%
Materials	16,313,223	5.63%
Utilities	31,561,602	10.89%
Total Common Stocks	268,584,347	92.67%

PREFERRED STOCKS
Consumer Discretionary	5,642,416	1.95%
Utilities	4,546,501	1.57%
Total Preferred Stocks	10,188,917	3.52%
Short-Term Investments	9,201,218	3.17%
Total Investments	287,974,482	99.36%
Other Assets in Excess
of Liabilities	1,841,334	0.64%
Total Net Assets	$289,815,816	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
August 31, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of long securities as of August 31, 2019.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of short securities as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Long/Short Value Fund
Schedule of Investments
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 97.89%
Consumer Discretionary – 15.27%
Booking Holdings, Inc. (a)(d)	221	$434,577	1.86%
Ford Motor Co. (d)	42,997	394,282	1.69%
Gildan Activewear, Inc. (b)	10,100	370,468	1.59%
H&R Block, Inc. (d)	9,354	226,554	0.97%
Interpublic Group Cos., Inc. (d)	3,503	69,640	0.30%
Lear Corp.	4,187	470,033	2.02%
Newell Brands, Inc.	21,094	350,160	1.50%
Omnicom Group, Inc. (d)	11,150	848,069	3.64%
PVH Corp.	5,218	395,524	1.70%
		3,559,307	15.27%

Energy – 7.17%
Baker Hughes, a GE Co.	11,043	239,523	1.03%
Cenovus Energy, Inc. (b)(d)	14,298	124,822	0.54%
ExxonMobil Corp. (d)	5,185	355,069	1.52%
Halliburton Co. (d)	20,228	381,095	1.63%
National Oilwell Varco, Inc.	22,596	461,636	1.98%
Royal Dutch
Shell PLC – ADR (d)	1,972	109,643	0.47%
		1,671,788	7.17%

Financial Services – 31.85%
American International
Group, Inc. (d)	10,583	550,739	2.36%
AXA Equitable Holdings, Inc.	19,747	410,145	1.76%
Axis Capital
Holdings, Ltd. (b)(d)	10,080	618,811	2.65%
Bank of America Corp. (d)	16,890	464,644	1.99%
Capital One Financial Corp. (d)	6,717	581,827	2.50%
CBRE Group, Inc. – Class A (a)	3,991	208,610	0.89%
Chubb, Ltd. (b)	2,881	450,243	1.93%
Citigroup, Inc. (d)	8,218	528,828	2.27%
Franklin Resources, Inc. (d)	3,806	100,022	0.43%
Goldman Sachs Group, Inc. (d)	1,440	293,630	1.26%
Jones Lang LaSalle, Inc. (d)	1,823	244,373	1.05%
JPMorgan Chase & Co. (d)	3,676	403,845	1.73%
KKR & Co., Inc. – Class A	9,478	244,911	1.05%
Metlife, Inc. (d)	10,457	463,245	1.99%
Morgan Stanley (d)	9,051	375,526	1.61%
RenaissanceRe
Holdings, Ltd. (b)	2,272	410,210	1.76%
UBS Group AG (b)	9,311	98,697	0.42%
Voya Financial, Inc. (d)	6,326	311,998	1.34%
Wells Fargo & Co. (d)	4,833	225,073	0.97%
Western Union Co.	19,872	439,569	1.89%
		7,424,946	31.85%

Health Care – 11.56%
AbbVie, Inc.	1,757	115,505	0.49%
AmerisourceBergen Corp. (d)	1,521	125,133	0.54%
Amgen, Inc. (d)	2,280	475,653	2.04%
Anthem, Inc.	1,450	379,204	1.63%
Biogen, Inc. (a)(d)	1,381	303,475	1.30%
Bristol-Myers Squibb Co.	5,659	272,028	1.17%
McKesson Corp. (d)	3,898	538,976	2.31%
Merck & Co, Inc.	4,247	367,238	1.57%
Mylan N.V. (a)(b)(d)	6,063	118,047	0.51%
		2,695,259	11.56%

Materials & Processing – 1.49%
JELD-WEN Holding, Inc. (a)(d)	20,134	347,513	1.49%

Producer Durables – 12.07%
AECOM Technology Corp. (a)(d)	8,135	288,630	1.24%
Carlisle Cos., Inc. (d)	1,024	148,439	0.64%
CH Robinson Worldwide, Inc.	3,657	308,980	1.33%
General Electric Co.	44,977	371,060	1.59%
Genpact, Ltd. (b)(d)	10,240	419,430	1.80%
Ryder System, Inc. (d)	7,134	343,645	1.47%
Stanley Black & Decker, Inc.	2,437	323,780	1.39%
Terex Corp. (d)	8,019	199,112	0.85%
United Continental
Holdings, Inc. (a)	1,354	114,156	0.49%
Wabtec Corp.	4,274	295,803	1.27%
		2,813,035	12.07%

Technology – 10.83%
Amdocs, Ltd. (b)(d)	6,971	451,302	1.93%
Avnet, Inc. (d)	11,456	479,892	2.06%
Cognizant Technology
Solutions Corp. – Class A (d)	8,304	509,783	2.19%
Hewlett Packard
Enterprise Co. (d)	23,283	321,771	1.38%
Intel Corp.	3,639	172,525	0.74%
Oracle Corp. (d)	11,317	589,163	2.53%
		2,524,436	10.83%

Utilities – 7.65%
AES Corp.	27,399	420,027	1.80%
Edison International (d)	8,529	616,391	2.64%
j2 Global, Inc.	3,567	301,768	1.29%
Verizon Communications, Inc.	7,674	446,320	1.92%
		1,784,506	7.65%
Total Common Stocks
(Cost $24,943,909)		22,820,790	97.89%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
REITs – 5.26%
Financial Services – 5.26%
Hospitality Properties Trust (d)	5,362	$129,439	0.56%
Lamar Advertising
Co. – Class A (d)	5,626	431,233	1.84%
Park Hotels & Resorts, Inc. (d)	3,463	81,553	0.35%
Starwood Property Trust, Inc.	5,107	119,657	0.51%
VEREIT, Inc.	47,709	465,163	2.00%
Total REITs
(Cost $1,147,639)		1,227,045	5.26%

SHORT-TERM INVESTMENTS – 3.39%
Money Market Funds – 3.39%
Fidelity Institutional
Government Portfolio –
Class I, 2.00% (c)	790,288	790,288	3.39%
Total Short-Term Investments
(Cost $790,288)		790,288	3.39%
Total Investments
(Cost $26,881,836) – 106.54%		24,838,123	106.54%
Liabilities in Excess
of Other Assets – (6.54)%		(1,524,579)	(6.54)%
TOTAL NET ASSETS – 100.00%		$23,313,544	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of August 31, 2019.
(d)	All or a portion of the security has been pledged in connection with open short securities.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 48.55%
Consumer Discretionary – 8.08%
Amazon.com, Inc. (a)	97	$172,300	0.74%
Burlington Stores, Inc. (a)	1,045	211,602	0.91%
Etsy, Inc. (a)	3,346	176,635	0.76%
Five Below, Inc. (a)	1,669	205,070	0.88%
Grand Canyon Education, Inc. (a)	1,546	194,178	0.83%
Liberty Global
PLC – Class A (a)(b)	7,093	189,525	0.81%
Liberty Media Corp-Liberty
Formula One – Class A (a)	5,088	201,434	0.86%
Madison Square Garden
Co. – Class A (a)	431	108,754	0.47%
Ollie’s Bargain Outlet
Holdings, Inc. (a)	2,228	123,543	0.53%
Service Corp. International	2,758	127,695	0.55%
Vail Resorts, Inc.	728	172,012	0.74%
		1,882,748	8.08%

Consumer Staples – 1.28%
Casey’s General Stores, Inc.	717	120,348	0.52%
Monster Beverage Corp. (a)	3,034	178,005	0.76%
		298,353	1.28%

Energy – 1.49%
Cabot Oil & Gas Corp.	10,469	179,229	0.77%
Equitrans Midstream Corp.	12,534	169,084	0.72%
		348,313	1.49%

Financial Services – 2.44%
Fidelity National Information
Services, Inc.	1,263	172,046	0.74%
Markel Corp. (a)	176	201,182	0.86%
Weyerhaeuser Co.	7,386	194,326	0.84%
		567,554	2.44%

Health Care – 12.95%
Alnylam Pharmaceuticals, Inc. (a)	2,263	182,602	0.78%
Amarin Corp PLC – ADR (a)	10,375	155,521	0.67%
Amedisys, Inc. (a)	1,323	170,283	0.73%
BioMarin Pharmaceutical, Inc. (a)	2,292	172,038	0.74%
Bio-Rad Laboratories,
Inc. – Class A (a)	530	178,986	0.77%
DexCom, Inc. (a)	1,226	210,394	0.90%
Elanco Animal Health, Inc. (a)	3,520	91,590	0.39%
FibroGen, Inc. (a)	3,454	154,256	0.66%
Haemonetics Corp. (a)	1,284	171,453	0.74%
HealthEquity, Inc. (a)	2,588	153,624	0.66%
Illumina, Inc. (a)	556	156,425	0.67%
Incyte Corp. (a)	1,384	113,239	0.49%
Nektar Therapeutics (a)	9,813	172,414	0.74%
Neogen Corp. (a)	2,443	172,280	0.74%
Penumbra, Inc. (a)	1,105	160,833	0.69%
Sarepta Therapeutics, Inc. (a)	1,297	116,925	0.50%
Seattle Genetics, Inc. (a)	2,389	173,537	0.74%
Teladoc Health, Inc. (a)	2,622	151,761	0.65%
West Pharmaceutical
Services, Inc.	1,101	160,151	0.69%
		3,018,312	12.95%

Materials & Processing – 5.20%
AptarGroup, Inc.	1,496	182,841	0.78%
Ashland Global Holdings, Inc.	2,404	176,069	0.76%
Lennox International, Inc.	682	173,078	0.74%
RBC Bearings, Inc. (a)	1,065	169,899	0.73%
Sherwin-Williams Co.	338	178,042	0.76%
Trex Co., Inc. (a)	2,031	173,711	0.75%
W.R. Grace & Co.	2,349	159,051	0.68%
		1,212,691	5.20%

Producer Durables – 3.97%
Arconic, Inc.	6,807	175,893	0.75%
Boeing Co.	433	157,651	0.68%
CSX Corp.	2,488	166,746	0.71%
MSA Safety, Inc.	1,712	180,838	0.78%
Norfolk Southern Corp.	872	151,772	0.65%
Rollins, Inc.	2,833	92,951	0.40%
		925,851	3.97%

Technology – 11.61%
Adobe, Inc. (a)	609	173,267	0.74%
Arista Networks, Inc. (a)	675	152,968	0.66%
Autodesk, Inc. (a)	1,049	149,818	0.64%
Cargurus, Inc. (a)	5,461	178,138	0.77%
Dropbox, Inc. – Class A (a)	7,992	143,057	0.61%
EchoStar Corp. – Class A (a)	4,319	182,478	0.78%
Fortinet, Inc. (a)	2,161	171,108	0.73%
GoDaddy, Inc. – Class A (a)	2,675	169,435	0.73%
Guidewire Software, Inc. (a)	1,852	178,125	0.76%
Monolithic Power Systems, Inc.	1,279	192,566	0.83%
NVIDIA Corp.	1,055	176,723	0.76%
Palo Alto Networks, Inc. (a)	542	110,362	0.47%
PTC, Inc. (a)	2,688	175,983	0.76%
Take-Two Interactive
Software, Inc. (a)	1,434	189,245	0.81%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 48.55% (Continued)
Technology – 11.61% (Continued)
Twitter, Inc. (a)	4,317	$184,120	0.79%
ViaSat, Inc. (a)	2,252	178,651	0.77%
		2,706,044	11.61%

Utilities – 1.53%
Telephone & Data Systems, Inc.	7,057	177,836	0.76%
U.S. Cellular Corp. (a)	4,993	179,698	0.77%
		357,534	1.53%
Total Common Stocks
(Proceeds $11,607,638)		11,317,400	48.55%

REITs – 3.04%
Financial Services – 3.04%
CyrusOne, Inc.	2,534	186,148	0.80%
Duke Realty Corp.	4,019	133,712	0.57%
JBG SMITH Properties	3,082	117,917	0.51%
Liberty Property Trust	2,485	129,518	0.55%
Prologis, Inc.	1,700	142,154	0.61%
Total REITs
(Proceeds $583,622)		709,449	3.04%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $12,191,260) – 51.59%		$12,026,849	51.59%

Percentages are stated as a percent of net assets.

As of August 31, 2019, securities and cash collateral of $13,195,384 has been pledged in connection with open short securities.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.27%
Consumer Discretionary – 4.34%
Avis Budget Group, Inc. (a)	29,375	$727,619	2.89%
Motorcar Parts of
America, Inc. (a)	25,067	364,223	1.45%
		1,091,842	4.34%

Consumer Staples – 6.01%
Spectrum Brands Holdings, Inc.	13,439	750,837	2.98%
Universal Corp.	15,201	760,962	3.03%
		1,511,799	6.01%

Energy – 5.04%
C&J Energy Services, Inc. (a)	68,072	650,768	2.58%
Murphy Oil Corp.	33,920	618,362	2.46%
		1,269,130	5.04%

Financial Services – 29.23%
American Equity Investment
Life Holding Co.	29,268	630,725	2.51%
Argo Group International
Holdings, Ltd. (b)	5,446	357,911	1.42%
Associated Banc-Corp.	43,722	841,211	3.34%
Axis Capital Holdings, Ltd. (b)	15,650	960,754	3.82%
CNO Financial Group, Inc.	51,718	748,877	2.97%
First Midwest Bancorp, Inc.	32,860	630,912	2.51%
Hope Bancorp, Inc.	56,971	763,981	3.03%
Realogy Holdings Corp.	27,690	132,358	0.53%
Synovus Financial Corp.	18,431	655,038	2.60%
TCF Financial Corp.	12,903	497,540	1.98%
Webster Financial Corp.	14,080	630,221	2.50%
WSFS Financial Corp.	12,343	508,778	2.02%
		7,358,306	29.23%

Health Care – 5.92%
Triple-S Management
Corp. – Class B (a)(b)	36,099	740,751	2.95%
Varex Imaging Corp. (a)	28,394	748,182	2.97%
		1,488,933	5.92%

Materials & Processing – 9.71%
Gibraltar Industries, Inc.	15,529	625,353	2.49%
JELD-WEN Holding, Inc. (a)	51,375	886,732	3.52%
Masonite International
Corp. (a)(b)	17,433	930,748	3.70%
		2,442,833	9.71%

Producer Durables – 22.07%
Actuant Corp. – Class A	43,421	964,380	3.83%
KBR, Inc.	25,404	648,310	2.58%
Navigant Consulting, Inc.	4,469	124,551	0.49%
REV Group, Inc.	55,535	715,846	2.84%
Ryder System, Inc.	17,981	866,145	3.44%
Steelcase, Inc.	14,850	230,621	0.92%
Sykes Enterprises, Inc. (a)	7,108	206,132	0.82%
Terex Corp.	35,683	886,009	3.52%
TriMas Corp. (a)	27,023	793,936	3.15%
Wesco Aircraft
Holdings, Inc. (a)	10,975	120,725	0.48%
		5,556,655	22.07%

Technology – 11.95%
Anixter International, Inc. (a)	16,439	985,847	3.92%
ARC Document
Solutions, Inc. (a)	26,114	36,298	0.14%
Celestica, Inc. (a)(b)	94,379	610,632	2.43%
Insight Enterprises, Inc. (a)	4,758	228,670	0.91%
Jabil, Inc.	8,425	242,724	0.96%
ScanSource, Inc. (a)	23,615	667,360	2.65%
Super Micro Computer, Inc. (a)	12,500	236,250	0.94%
		3,007,781	11.95%
Total Common Stocks
(Cost $27,144,355)		23,727,279	94.27%

REITs – 0.88%
Financial Services – 0.88%
DiamondRock Hospitality Co.	23,316	220,802	0.88%
Total REITs
(Cost $257,303)		220,802	0.88%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 6.75%
Money Market Funds – 6.75%
Fidelity Institutional
Government Portfolio –
Class I, 2.00% (c)	1,700,572	$1,700,572	6.75%
Total Short-Term Investments
(Cost $1,700,572)		1,700,572	6.75%
Total Investments
(Cost $29,102,230) – 101.90%		25,648,653	101.90%
Liabilities in Excess
of Other Assets – (1.90)%		(478,530)	(1.90)%
TOTAL NET ASSETS – 100.00%		$25,170,123	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day annualized yield as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
August 31, 2019 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of August 31, 2019.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.61%
Australia – 1.23%
OFX Group, Ltd.	23,268	$21,468	1.23%

Austria – 2.70%
Vienna Insurance Group AG
Wiener Versicherung Gruppe	1,922	47,317	2.70%

Belgium – 2.29%
Orange Belgium S.A.	1,835	40,053	2.29%

Canada – 10.98%
Celestica, Inc. (a)	5,891	38,229	2.18%
Dorel Industries, Inc. – Class B	2,231	15,248	0.87%
Genworth MI Canada, Inc.	1,721	65,148	3.72%
Linamar Corp.	1,352	41,066	2.35%
Transcontinental, Inc. – Class A	3,069	32,456	1.86%
		192,147	10.98%

France – 13.87%
Coface S.A.	4,499	53,105	3.03%
Europcar Mobility Group	7,269	44,659	2.55%
Ipsos	2,301	61,958	3.54%
Rexel S.A.	7,027	74,527	4.26%
Technicolor S.A. (a)	9,732	8,503	0.49%
		242,752	13.87%

Germany – 7.74%
Bertrandt AG	543	26,974	1.54%
Deutsche Pfandbriefbank AG	3,510	41,585	2.38%
Salzgitter AG	3,689	66,918	3.82%
		135,477	7.74%

Hong Kong – 4.83%
Ju Teng International
Holdings, Ltd.	124,000	28,310	1.62%
Pacific Basin Shipping, Ltd.	288,000	56,201	3.21%
		84,511	4.83%

Italy – 4.49%
Anima Holding S.p.A.	4,479	16,146	0.92%
BPER Banca	3,686	13,057	0.75%
Danieli & C Officine
Meccaniche S.p.A.	3,473	35,574	2.03%
UBI Banca – Unione di
Banche Italiane S.p.A.	5,422	13,825	0.79%
		78,602	4.49%

Japan – 17.56%
DIC Corp.	1,900	50,221	2.87%
Foster Electric Co., Ltd.	4,800	79,251	4.53%
Fukuoka Financial Group, Inc.	1,700	29,252	1.67%
Hitachi Metals, Ltd.	5,900	63,534	3.63%
Taiheiyo Cement Corp.	700	17,672	1.01%
Tsubakimoto Chain Co.	800	24,286	1.39%
Zeon Corp.	3,700	43,118	2.46%
		307,334	17.56%

Netherlands – 7.17%
Flow Traders	1,763	47,317	2.70%
Koninklijke BAM Groep N.V.	11,050	32,377	1.85%
PostNL N.V.	23,000	45,816	2.62%
		125,510	7.17%

Norway – 1.34%
Subsea 7 S.A.	2,419	23,409	1.34%

Spain – 1.73%
Unicaja Banco S.A.	41,248	30,373	1.73%

Switzerland – 1.60%
Aryzta AG (a)	34,673	28,040	1.60%

United Kingdom – 17.08%
Balfour Beatty PLC	12,041	31,589	1.80%
Capita PLC	24,522	37,522	2.14%
Drax Group PLC	15,916	52,290	2.99%
John Wood Group PLC	9,084	41,660	2.38%
Northgate PLC	11,427	44,841	2.56%
Petrofac, Ltd.	5,453	27,748	1.59%
SIG PLC	24,423	37,474	2.14%
SThree PLC	8,370	25,869	1.48%
		298,993	17.08%
Total Common Stocks
(Cost $2,124,861)		1,655,986	94.61%

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2019 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS – 5.61%
Money Market Funds – 5.61%
Fidelity Institutional –
Government Portfolio –
Class I, 2.00% (b)	98,162	$98,162	5.61%
Total Short-Term Investments
(Cost $98,162)		98,162	5.61%
Total Investments
(Cost $2,223,023) – 100.22%		1,754,148	100.22%
Liabilities in Excess
of Other Assets – (0.22)%		(3,808)	(0.22)%
TOTAL NET ASSETS – 100.00%		$1,750,340	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day annualized yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
August 31, 2019 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$110,514	6.31%
Consumer Discretionary	135,565	7.75%
Consumer Staples	28,040	1.60%
Energy	92,817	5.30%
Financials	378,593	21.63%
Industrials	550,165	31.43%
Information Technology	66,539	3.80%
Materials	241,463	13.80%
Utilities	52,290	2.99%
Total Common Stocks	1,655,986	94.61%
Short-Term Investments	98,162	5.61%
Total Investments	1,754,148	100.22%
Liabilities in Excess
of Other Assets	(3,808)	(0.22)%
Total Net Assets	$1,750,340	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
August 31, 2019 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $62,722,775, $325,721,247
and $26,881,836, respectively)	$54,442,845	$287,974,482	$24,838,123
Foreign currency, at value (cost $0, $373,665 and $0, respectively)	—	373,202	—
Deposits for short sales	—	—	12,043,951
Receivables:
Fund shares sold	1,100	368,446	—
Securities sold	—	1,185,430	—
Dividends and interest	163,543	817,024	46,709
Dividend tax reclaim	197	76,613	107
Prepaid expenses	19,893	44,401	18,331
Total assets	54,627,578	290,839,598	36,947,221
LIABILITIES:
Securities sold short, at value (proceeds received $0, $0 and $12,191,260, respectively)	—	—	12,026,849
Payables:
Margin	—	—	1,530,294
Securities purchased	—	585,276	—
Fund shares redeemed	4,802	42,012	186
Due to Advisor (Note 4)	22,290	246,876	12,158
Administration fees	21,919	56,348	23,405
Audit fees	11,091	11,091	11,091
Transfer agent fees and expenses	9,019	10,570	4,512
12b-1 distribution fees	8,489	13,603	1,620
Shareholder reporting	4,354	5,774	3,227
Chief Compliance Officer fee	2,654	2,654	2,654
Miscellaneous	1,886	2,187	2,602
Custody fees	956	44,281	7,105
Shareholder servicing fees	206	984	—
Fund accounting fees	192	856	623
Currency	—	1,270	—
Dividends payable	—	—	5,857
Broker interest and fees payable	—	—	1,494
Total liabilities	87,858	1,023,782	13,633,677
NET ASSETS	$54,539,720	$289,815,816	$23,313,544
NET ASSETS CONSIST OF:
Paid-in capital	$62,388,268	$315,804,834	$25,309,624
Total distributable earnings	(7,848,548)	(25,989,018)	(1,996,080)
Net assets	$54,539,720	$289,815,816	$23,313,544
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$7,748,755	$10,991,747	$1,584,732
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	711,517	1,156,630	163,561
Net asset value, offering and redemption price per share(1)	$10.89	$9.50	$9.69
Institutional Class:
Net assets	$46,790,965	$278,824,069	$21,728,812
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	4,343,320	29,268,628	2,213,609
Net asset value, offering and redemption price per share(1)	$10.77	$9.53	$9.82

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
August 31, 2019 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $29,102,230 and $2,223,023, respectively)	$25,648,653	$1,754,148
Foreign currency, at value (cost $0 and $2,226, respectively)	—	2,205
Receivables:
Fund shares sold	28,680	739
Dividends and interest	45,007	4,132
Dividend tax reclaim	—	1,689
Due from Advisor (Note 4)	—	20,248
Prepaid expenses	23,137	21,110
Total assets	25,745,477	1,804,271
LIABILITIES:
Payables:
Securities purchased	514,325	—
Due to Advisor (Note 4)	3,831	—
Administration fees	21,707	22,386
Audit fees	11,090	11,091
Transfer agent fees and expenses	9,701	8,841
12b-1 distribution fees	6,245	914
Shareholder reporting	2,923	2,913
Chief Compliance Officer fee	2,654	2,654
Miscellaneous	1,913	3,048
Custody fees	671	2,084
Shareholder servicing fees	102	—
Fund accounting fees	192	—
Total liabilities	575,354	53,931
NET ASSETS	$25,170,123	$1,750,340
NET ASSETS CONSIST OF:
Paid-in capital	$28,596,749	$2,173,492
Total distributable earnings	(3,426,626)	(423,152)
Net assets	$25,170,123	$1,750,340
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$5,555,346	$842,192
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	581,263	105,948
Net asset value, offering and redemption price per share(1)	$9.56	$7.95
Institutional Class:
Net assets	$19,614,777	$908,148
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	2,033,727	114,096
Net asset value, offering and redemption price per share(1)	$9.64	$7.96

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Small Cap Value Fund and 60 days for the International Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the period ended August 31, 2019 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $1,617,
$760,983, and $1,283, respectively)	$534,676	$6,310,885	$281,362
Interest income	11,619	120,360	123,044
Total investment income	546,295	6,431,245	404,406

EXPENSES:
Investment advisory fees (Note 4)	176,997	1,515,738	176,580
Administration fees (Note 4)	43,065	128,584	44,835
Transfer agent fees and expenses (Note 4)	17,761	23,595	13,105
Federal and state registration fees	11,393	28,880	10,953
Audit fees	11,091	11,091	11,091
12b-1 distribution fees – Investor Class (Note 5)	10,242	16,345	1,947
Trustee fees and expenses	8,044	11,514	8,740
Chief Compliance Officer fees (Note 4)	5,320	5,320	5,320
Shareholder servicing fees – Investor Class (Note 6)	3,435	6,538	245
Custody fees (Note 4)	2,909	125,663	26,384
Legal fees	2,021	2,434	2,021
Reports to shareholders	1,708	5,872	1,363
Insurance expense	910	1,764	821
Fund accounting fees (Note 4)	728	3,376	2,566
Other expenses	3,009	5,130	2,920
Total expenses before dividend and interest expense on securities sold short	298,633	1,891,844	308,891
Dividend and interest expense on securities sold short	—	—	93,660
Total expenses before advisory fee (waiver)/recoupment	298,633	1,891,844	402,551
Advisory fee (waiver)/recoupment (Note 4)	(85,835)	25,711	(100,689)
Net expenses	212,798	1,917,555	301,862
NET INVESTMENT INCOME	333,497	4,513,690	102,544

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	(187,626)	8,306,148	258,947
Foreign currency	(16)	(178,988)	(2)
Securities sold short	—	—	(752,596)
Net change in unrealized appreciation/(depreciation) from:
Investments	(3,405,406)	(44,147,820)	(552,112)
Foreign currency	—	(19,519)	—
Securities sold short	—	—	300,252
Net loss on investments, foreign currency and securities sold short	(3,593,048)	(36,040,179)	(745,511)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,259,551)	$(31,526,489)	$(642,967)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the period ended August 31, 2019 (Unaudited)

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $0 and $5,225, respectively)	$199,122	$49,922
Interest income	11,355	937
Total investment income	210,477	50,859

EXPENSES:
Investment advisory fees (Note 4)	123,937	9,266
Administration fees (Note 4)	42,834	43,579
Transfer agent fees and expenses (Note 4)	19,509	16,779
Federal and state registration fees	15,923	24,634
Audit fees	11,091	11,091
12b-1 distribution fees – Investor Class (Note 5)	7,517	1,109
Trustee fees and expenses	8,901	9,686
Chief Compliance Officer fees (Note 4)	5,320	5,320
Shareholder servicing fees – Investor Class (Note 6)	2,444	—
Custody fees (Note 4)	2,661	5,791
Legal fees	2,022	2,021
Reports to shareholders	2,020	867
Insurance expense	803	454
Fund accounting fees (Note 4)	705	705
Other expenses	2,997	1,402
Total expenses before advisory fee waiver and expense reimbursement	248,684	132,704
Advisory fee waiver and expense reimbursement (Note 4)	(95,217)	(120,796)
Net expenses	153,467	11,908
NET INVESTMENT INCOME	57,010	38,951

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	122,532	6,450
Foreign currency	—	(204)
Net change in unrealized appreciation/(depreciation) from:
Investments	(3,527,303)	(284,771)
Foreign currency	—	(16)
Net loss on investments and foreign currency	(3,404,771)	(278,541)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,347,761)	$(239,590)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2019		February 28,
	(Unaudited)		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$333,497		$511,786
Net realized gain/(loss) from:
Investments	(187,626)		863,977
Foreign currency	(16)		(66)
Change in unrealized depreciation on investments	(3,405,406)		(4,952,625)
Net decrease in net assets resulting from operations	(3,259,551)		(3,576,928)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—		(186,228)
Net dividends and distributions to shareholders – Institutional Class	—		(1,242,621)
Net decrease in net assets resulting from distributions paid	—		(1,428,849)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	433,415		1,853,880
Proceeds from shares subscribed – Institutional Class	17,332,579		6,353,272
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		186,121
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		1,242,621
Payments for shares redeemed – Investor Class	(1,084,092)		(794,226	)(2)
Payments for shares redeemed – Institutional Class	(1,730,623	)(1)	(2,718,136	)(3)
Net increase in net assets derived from capital share transactions	14,951,279		6,123,532

TOTAL INCREASE IN NET ASSETS	11,691,728		1,117,755

NET ASSETS:
Beginning of period	42,847,992		41,730,237
End of period	$54,539,720		$42,847,992

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	37,262		154,546
Shares sold – Institutional Class	1,531,315		514,634
Shares issued in reinvestments of dividends and distributions – Investor Class	—		17,330
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		117,228
Shares redeemed – Investor Class	(95,598)		(67,105)
Shares redeemed – Institutional Class	(153,031)		(228,727)
Net increase in shares outstanding	1,319,948		507,906

(1)	Net of redemption fees of $3.
(2)	Net of redemption fees of $24.
(3)	Net of redemption fees of $5,811.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2019		February 28,
	(Unaudited)		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$4,513,690		$2,840,259
Net realized gain/(loss) from:
Investments	8,306,148		323,097
Foreign currency	(178,988)		(299,241)
Change in unrealized depreciation on:
Investments	(44,147,820)		(946,778)
Foreign currency	(19,519)		(304)
Net increase/(decrease) in net assets resulting from operations	(31,526,489)		1,917,033

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—		(103,483)
Net dividends and distributions to shareholders – Institutional Class	—		(2,888,037)
Net decrease in net assets resulting from distributions paid	—		(2,991,520)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,692,600		8,663,630
Proceeds from shares subscribed – Institutional Class	49,485,063		283,979,019
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		103,147
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		2,270,656
Payments for shares redeemed – Investor Class	(3,120,117	)(1)	(6,140,004	)(3)
Payments for shares redeemed – Institutional Class	(39,061,435	)(2)	(28,701,540	)(4)
Net increase in net assets derived from capital share transactions	9,996,111		260,174,908

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(21,530,378)		259,100,421

NET ASSETS:
Beginning of period	311,346,194		52,245,773
End of period	$289,815,816		$311,346,194

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	261,341		832,127
Shares sold – Institutional Class	4,849,259		27,288,062
Shares issued in reinvestments of dividends and distributions – Investor Class	—		10,588
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		233,057
Shares redeemed – Investor Class	(317,761)		(591,404)
Shares redeemed – Institutional Class	(3,821,759)		(2,875,618)
Net increase in shares outstanding	971,080		24,896,812

(1)	Net of redemption fees of $804.
(2)	Net of redemption fees of $10,941.
(3)	Net of redemption fees of $1,616.
(4)	Net of redemption fees of $1,992.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2019	February 28,
	(Unaudited)	2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$102,544	$153,045
Net realized gain/(loss) from:
Investments	258,947	1,223,799
Foreign currency	(2)	(7)
Securities sold short	(752,596)	(960,385)
Net change in unrealized appreciation/(depreciation) on:
Investments	(552,112)	(2,150,744)
Securities sold short	300,252	(88,457)
Net decrease in net assets resulting from operations	(642,967)	(1,822,749)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(14,215)
Net dividends and distributions to shareholders – Institutional Class	—	(257,618)
Net decrease in net assets resulting from distributions paid	—	(271,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	125,000	386,923
Proceeds from shares subscribed – Institutional Class	36,732	5,837,025
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	14,204
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	257,618
Payments for shares redeemed – Investor Class	(59,100)	(1,189,362)
Payments for shares redeemed – Institutional Class	(285)	(419,777)
Net increase in net assets derived from capital share transactions	102,347	4,886,631

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(540,620)	2,792,049

NET ASSETS:
Beginning of period	23,854,164	21,062,115
End of period	$23,313,544	$23,854,164

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	12,821	37,140
Shares sold – Institutional Class	3,719	535,362
Shares issued in reinvestments of dividends and distributions – Investor Class	—	1,475
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	26,446
Shares redeemed – Investor Class	(6,122)	(113,119)
Shares redeemed – Institutional Class	(29)	(43,121)
Net increase in shares outstanding	10,389	444,183

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended		Year Ended
	August 31, 2019		February 28,
	(Unaudited)		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$57,010		$53,682
Net realized gain on investments from investments	122,532		288,345
Net change in unrealized appreciation/(depreciation) on investments	(3,527,303)		98,383
Net increase/(decrease) in net assets resulting from operations	(3,347,761)		440,410

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—		(223,408)
Net dividends and distributions to shareholders – Institutional Class	—		(560,261)
Net decrease in net assets resulting from distributions paid	—		(783,669)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	486,993		1,154,334
Proceeds from shares subscribed – Institutional Class	4,693,686		16,536,202
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		223,408
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—		515,499
Payments for shares redeemed – Investor Class	(293,070)		(733,967	)(2)
Payments for shares redeemed – Institutional Class	(2,591,968	)(1)	(7,068,058	)(3)
Net increase in net assets derived from capital share transactions	2,295,641		10,627,418

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,052,120)		10,284,159

NET ASSETS:
Beginning of period	26,222,243		15,938,084
End of period	$25,170,123		$26,222,243

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	46,696		104,467
Shares sold – Institutional Class	453,736		1,530,946
Shares issued in reinvestments of dividends and distributions – Investor Class	—		22,521
Shares issued in reinvestments of dividends and distributions – Institutional Class	—		51,653
Shares redeemed – Investor Class	(28,438)		(66,852)
Shares redeemed – Institutional Class	(248,207)		(681,145)
Net increase in shares outstanding	223,787		961,590

(1)	Net of redemption fees of $1.
(2)	Net of redemption fees of $12.
(3)	Net of redemption fees of $41.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

		For the Period
	Six Months Ended	July 2, 2018(1)
	August 31, 2019	through
	(Unaudited)	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$38,951	$7,182
Net realized gain/(loss) from:
Investments	6,450	28,533
Foreign currency	(204)	824
Change in unrealized depreciation on:
Investments	(284,771)	(184,124)
Foreign currency	(16)	(3)
Net decrease in net assets resulting from operations	(239,590)	(147,588)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(16,898)
Net dividends and distributions to shareholders – Institutional Class	—	(19,076)
Net decrease in net assets resulting from distributions paid	—	(35,974)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	32,900	1,000,000
Proceeds from shares subscribed – Institutional Class	26,443	1,078,175
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	16,898
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	19,076
Net increase in net assets derived from capital share transactions	59,343	2,114,149

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(180,247)	1,930,587

NET ASSETS:
Beginning of period	1,930,587	—
End of period	$1,750,340	$1,930,587

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	3,943	100,000
Shares sold – Institutional Class	3,219	108,614
Shares issued in reinvestments of dividends and distributions – Investor Class	—	2,005
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	2,263
Net increase in shares outstanding	7,162	212,882

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

For the Six
Months Ended
August 31, 2019
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(642,967)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(7,317,454)
Purchases to cover securities sold short	(17,329,175)
Proceeds from sales of long-term investments	8,152,769
Proceeds from securities sold short	15,543,029
Purchases of short-term investments, net	(115,428)
Net realized gain on investments	(258,947)
Net realized loss on short transactions	752,594
Change in unrealized appreciation on investments	552,112
Change in unrealized depreciation on short transactions	(300,252)
Decreases in operating assets:
Decrease in dividends and interest receivable	9,273
Decrease in deposits at broker for short sales	1,361,645
Decrease in prepaid expenses and other assets	510
Decreases in operating liabilities:
Decrease in dividends payable on short positions	(7,714)
Decrease in payable to broker	(498,211)
Decrease in other accrued expenses	(5,891)
Net cash used in operating activities	(104,107)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	163,306
Payment on shares redeemed	(59,199)
Net cash provided by financing activities	104,107

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Non-cash financing activities – decrease in receivable for Fund shares sold	$(1,574)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
									For the Period
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,		February 28,		February 28,	February 29,	through
	(Unaudited)		2019		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.59		$12.92		$12.26		$8.70	$10.51	$10.00

Income from investment operations:
Net investment income	0.07	(2)	0.11	(2)	0.05		0.05	0.07	—
Net realized and unrealized
gain/(loss) on investments	(0.77)		(1.18)		0.94		3.58	(1.55)	0.81
Total from investment operations	(0.70)		(1.07)		0.99		3.63	(1.48)	0.81

Less distributions:
Dividends from net
investment income	—		—		(0.05)		(0.07)	(0.05)	(0.01)
Dividends from net realized
gain on investments	—		(0.26)		(0.28)		—	(0.28)	(0.29)
Total distributions	—		(0.26)		(0.33)		(0.07)	(0.33)	(0.30)

Redemption fees retained	—		0.00	(2)(3)	0.00	(2)(3)	—	—	—

Net asset value, end of period	$10.89		$11.59		$12.92		$12.26	$8.70	$10.51

TOTAL RETURN	-6.04	%(4)	-8.12%		8.09%		41.73%	-14.44%	8.36	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$7,749		$8,920		$8,593		$2,741	$1,053	$1,148
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.62	%(5)	1.66%		3.63%		6.90%	8.51%	11.32	%(5)
After fee waivers and
expense reimbursement	1.23	%(5)	1.24%		1.22	%(6)	1.35%	1.17%	1.35	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.85	%(5)	0.48%		(2.09)%		(5.04)%	(6.64)%	(9.94	)%(5)
After fee waivers and
expense reimbursement	1.24	%(5)	0.90%		0.32%		0.51%	0.70%	0.03	%(5)
Portfolio turnover rate(7)	17	%(4)	34%		16%		26%	43%	22	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 1.25%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
									For the Period
	Six Months Ended		Year Ended		Year Ended		Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,		February 28,		February 28,	February 29,	through
	(Unaudited)		2019		2018		2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$11.44		$12.93		$12.27		$8.70	$10.52	$10.00

Income from investment operations:
Net investment income	0.09	(2)	0.15	(2)	0.09		0.09	0.08	0.03
Net realized and unrealized
gain/(loss) on investments	(0.76)		(1.20)		0.94		3.58	(1.55)	0.81
Total from investment operations	(0.67)		(1.05)		1.03		3.67	(1.47)	0.84

Less distributions:
Dividends from net
investment income	—		(0.18)		(0.09)		(0.10)	(0.07)	(0.03)
Dividends from net realized
gain on investments	—		(0.26)		(0.28)		—	(0.28)	(0.29)
Total distributions	—		(0.44)		(0.37)		(0.10)	(0.35)	(0.32)

Redemption fees retained	0.00	(2)(3)	0.00	(2)(3)	—		—	—	—

Net asset value, end of period	$10.77		$11.44		$12.93		$12.27	$8.70	$10.52

TOTAL RETURN	-5.86	%(4)	-7.82%		8.36%		42.21%	-14.31%	8.73	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$46,791		$33,928		$33,137		$2,757	$1,528	$1,407
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.29	%(5)	1.32%		2.83%		6.64%	8.25%	10.94	%(5)
After fee waivers and
expense reimbursement	0.90	%(5)	0.90%		0.93	%(6)	1.00%	1.00%	1.00	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	1.18	%(5)	0.82%		(1.27)%		(4.77)%	(6.39)%	(9.56	)%(5)
After fee waivers and
expense reimbursement	1.57	%(5)	1.24%		0.63%		0.87%	0.86%	0.38	%(5)
Portfolio turnover rate(7)	17	%(4)	34%		16%		26%	43%	22	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective October 12, 2017, the advisor contractually agreed to lower the net annual operating expense limit to 0.90%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
										For the Period
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,		February 28,		February 28,		February 29,	through
	(Unaudited)		2019		2018		2017		2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.56		$11.46		$9.47		$6.74		$9.04	$10.00

Income from investment operations:
Net investment income	0.14	(2)	0.13	(2)	0.07		0.03		0.13	0.06
Net realized and unrealized
gain/(loss) on investments	(1.20)		(0.93)		2.06		2.76		(2.29)	(0.99)
Total from investment operations	(1.06)		(0.80)		2.13		2.79		(2.16)	(0.93)

Less distributions:
Dividends from net
investment income	—		(0.10)		(0.14)		(0.06)		(0.14)	(0.01)
Dividends from net realized
gain on investments	—		—		—		—		—	(0.02)
Total distributions	—		(0.10)		(0.14)		(0.06)		(0.14)	(0.03)

Redemption fees retained	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)	—	—

Net asset value, end of period	$9.50		$10.56		$11.46		$9.47		$6.74	$9.04

TOTAL RETURN	-10.04	%(4)	-6.95%		22.56%		41.63%		-24.02%	-9.28	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$10,992		$12,814		$11,023		$2,713		$811	$1,186
Ratio of expenses to average net assets:
Before fee waivers,
expense reimbursement
and expense recoupment	1.58	%(5)	1.60%		2.03%		3.19%		3.26%	7.95	%(5)
After fee waivers,
expense reimbursement
and expense recoupment	1.60	%(5)	1.59%		1.57%		1.60%		1.55%	1.75	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers,
expense reimbursement
and expense recoupment	2.66	%(5)	1.25%		0.42%		(0.91)%		(0.36)%	(5.50	)%(5)
After fee waivers,
expense reimbursement
and expense recoupment	2.64	%(5)	1.26%		0.88%		0.68%		1.35%	0.70	%(5)
Portfolio turnover rate(6)	13	%(4)	21%		7%		29%		22%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
								For the Period
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,		February 28,	February 28,	February 29,	through
	(Unaudited)		2019		2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.57		$11.46		$9.48	$6.74	$9.04	$10.00

Income from investment operations:
Net investment income	0.15	(2)	0.17	(2)	0.17	0.10	0.13	0.03
Net realized and unrealized
gain/(loss) on investments	(1.19)		(0.93)		1.97	2.72	(2.27)	(0.93)
Total from investment operations	(1.04)		(0.76)		2.14	2.82	(2.14)	(0.90)

Less distributions:
Dividends from net
investment income	—		(0.13)		(0.16)	(0.08)	(0.16)	(0.04)
Dividends from net realized
gain on investments	—		—		—	—	—	(0.02)
Total distributions	—		(0.13)		(0.16)	(0.08)	(0.16)	(0.06)

Redemption fees retained	0.00	(2)(3)	0.00	(2)(3)	—	—	—	—

Net asset value, end of period	$9.53		$10.57		$11.46	$9.48	$6.74	$9.04

TOTAL RETURN	-9.84	%(4)	-6.57%		22.63%	42.01%	-23.78%	-9.06	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$278,824		$298,532		$41,223	$21,821	$10,302	$15,092
Ratio of expenses to average net assets:
Before fee waivers,
expense reimbursement
and expense recoupment	1.23	%(5)	1.26%		1.75%	2.88%	3.02%	4.48	%(5)
After fee waivers,
expense reimbursement
and expense recoupment	1.25	%(5)	1.25%		1.25%	1.25%	1.40%	1.40	%(5)
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers,
expense reimbursement
and expense recoupment	3.01	%(5)	1.59%		1.10%	(0.45)%	(0.15)%	(2.79	)%(5)
After fee waivers,
expense reimbursement
and expense recoupment	2.99	%(5)	1.60%		1.60%	1.18%	1.47%	0.29	%(5)
Portfolio turnover rate(6)	13	%(4)	21%		7%	29%	22%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,	February 28,	February 28,	February 29,	through
	(Unaudited)		2019	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$9.97		$10.85	$10.54	$9.01	$9.32	$10.00

Income from investment operations:
Net investment income/(loss)	0.03	(2)	0.04 (2)	0.04	(0.04)	(0.05)	(0.10)
Net realized and unrealized
gain/(loss) on investments	(0.31)		(0.83)	0.27	1.66	(0.26)	(0.07)
Total from investment operations	(0.28)		(0.79)	0.31	1.62	(0.31)	(0.17)

Less distributions:
Dividends from net
investment income	—		(0.01)	—	—	—	—
Dividends from net realized
gain on investments	—		(0.08)	—	(0.09)	—	(0.51)
Total distributions	—		(0.09)	—	(0.09)	—	(0.51)

Net asset value, end of period	$9.69		$9.97	$10.85	$10.54	$9.01	$9.32

TOTAL RETURN	-2.81	%(3)	-7.24%	2.94%	18.00%	-3.33%	-1.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,585		$1,564	$2,510	$1,236	$967	$995
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	3.68	%(4)	3.83%	7.38%	9.63%	10.64%	14.15	%(4)
After fee waivers and
expense reimbursement(5)	2.82	%(4)	3.00%	2.74%	2.88%	2.97%	3.12	%(4)
Ratio of net investment income/(loss)
to average net assets(6):
Before fee waivers and
expense reimbursement	(0.25	)%(4)	(0.49)%	(4.72)%	(7.19)%	(8.27)%	(12.20	)%(4)
After fee waivers and
expense reimbursement	0.61	%(4)	0.34%	(0.08)%	(0.44)%	(0.60)%	(1.17	)%(4)
Portfolio turnover rate(7)	29	%(3)	58%	36%	59%	51%	148	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)
Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 2.03% for the six-month period ended August 31, 2019 and 2.05%, 2.00%, 2.10%, 1.91%, 2.10% for the fiscal periods ending 2019, 2018, 2017, 2016 and 2015, respectively.

(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
							For the Period
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	March 31, 2014(1)
	August 31, 2019		February 28,	February 28,	February 28,	February 29,	through
	(Unaudited)		2019	2018	2017	2016	February 28, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.09		$10.97	$10.63	$9.05	$9.35	$10.00

Income from investment operations:
Net investment income/(loss)	0.04	(2)	0.07 (2)	(0.01)	(0.01)	(0.04)	(0.04)
Net realized and unrealized
gain/(loss) on investments	(0.31)		(0.84)	0.35	1.68	(0.26)	(0.10)
Total from investment operations	(0.27)		(0.77)	0.34	1.67	(0.30)	(0.14)

Less distributions:
Dividends from net
investment income	—		(0.03)	—	—	—	—
Dividends from net realized
gain on investments	—		(0.08)	—	(0.09)	—	(0.51)
Total distributions	—		(0.11)	—	(0.09)	—	(0.51)

Net asset value, end of period	$9.82		$10.09	$10.97	$10.63	$9.05	$9.35

TOTAL RETURN	-2.68	%(3)	-6.91%	3.20%	18.48%	-3.21%	-1.39	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$21,729		$22,290	$18,552	$4,088	$3,230	$3,077
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	3.40	%(4)	3.53%	6.72%	9.28%	10.39%	13.32	%(4)
After fee waivers and
expense reimbursement(5)	2.54	%(4)	2.70%	2.49%	2.53%	2.81%	2.79	%(4)
Ratio of net investment income/(loss)
to average net assets(6):
Before fee waivers and
expense reimbursement	0.03	%(4)	(0.19)%	(4.07)%	(6.84)%	(8.02)%	(11.27	)%(4)
After fee waivers and
expense reimbursement	0.89	%(4)	0.64%	0.16%	(0.09)%	(0.44)%	(0.74	)%(4)
Portfolio turnover rate(7)	29	%(3)	58%	36%	59%	51%	148	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended		Year Ended	April 27, 2016(1)
	August 31, 2019		February 28,		February 28,	through
	(Unaudited)		2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.90		$11.10		$11.96	$10.00

Income from investment operations:
Net investment income/(loss)	0.01	(2)	0.00	(2)(3)	(0.03)	(0.03)
Net realized and unrealized gain/(loss) on investments	(1.35)		0.22		0.03	2.00
Total from investment operations	(1.34)		0.22		—	1.97

Less distributions:
Dividends from net realized gain on investments	—		(0.42)		(0.86)	(0.01)
Total distributions	—		(0.42)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00		0.00		0.00	0.00

Net asset value, end of period	$9.56		$10.90		$11.10	$11.96

TOTAL RETURN	-12.29	%(4)	2.40%		-0.11%	19.72	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$5,555		$6,139		$5,583	$5,711
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.16	%(5)	2.36%		2.91%	4.96	%(5)
After fee waivers and expense reimbursement	1.43	%(5)	1.52	%(6)	1.51%	1.55	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.55	)%(5)	(0.81)%		(1.65)%	(3.79	)%(5)
After fee waivers and expense reimbursement	0.18	%(5)	0.03%		(0.25)%	(0.38	)%(5)
Portfolio turnover rate(7)	12	%(4)	52%		56%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective January 31, 2019, the advisor contractually agreed to lower the net annual operating expense limit to 1.45%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
						For the Period
	Six Months Ended		Year Ended		Year Ended	April 27, 2016(1)
	August 31, 2019		February 28,		February 28,	through
	(Unaudited)		2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.99		$11.17		$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.03	(2)	0.04	(2)	0.01	(0.00	)(3)
Net realized and unrealized gain/(loss) on investments	(1.38)		0.23		0.03	2.00
Total from investment operations	(1.35)		0.27		0.04	2.00

Less distributions:
Dividends from net investment income	—		(0.03)		—	(0.01)
Dividends from net realized gain on investments	—		(0.42)		(0.86)	—
Total distributions	—		(0.45)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00		0.00		0.00	0.00

Net asset value, end of period	$9.64		$10.99		$11.17	$11.99

TOTAL RETURN	-12.28	%(4)	2.83%		0.22%	20.02	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$19,615		$20,083		$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.83	%(5)	2.03%		2.56%	4.31	%(5)
After fee waivers and expense reimbursement	1.10	%(5)	1.19	%(6)	1.20%	1.20	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.22	)%(5)	(0.48)%		(1.27)%	(3.20	)%(5)
After fee waivers and expense reimbursement	0.51	%(5)	0.36%		0.09%	(0.09	)%(5)
Portfolio turnover rate(7)	12	%(4)	52%		56%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective January 31, 2019, the advisor contractually agreed to lower the net annual operating expense limit to 1.10%.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period
			For the Period
	Six Months Ended		July 2, 2018(1)
	August 31, 2019		through
	(Unaudited)		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$9.07		$10.00

Income from investment operations:
Net investment income	0.18	(2)	0.03	(2)
Net realized and unrealized loss on investments	(1.30)		(0.79)
Total from investment operations	(1.12)		(0.76)

Less distributions:
Dividends from net investment income	—		(0.04)
Dividends from net realized gain on investments	—		(0.13)
Total distributions	—		(0.17)

Net asset value, end of period	$7.95		$9.07

TOTAL RETURN	-12.35	%(3)	-7.48	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$842		$925
Ratio of expenses to average net assets:
Before expense reimbursement	14.45	%(4)	13.92	%(4)
After expense reimbursement	1.41	%(4)	1.44	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(8.96	)%(4)	(12.05	)%(4)
After expense reimbursement	4.08	%(4)	0.43	%(4)
Portfolio turnover rate(5)	14	%(3)	32	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period
			For the Period
	Six Months Ended		July 2, 2018(1)
	August 31, 2019		through
	(Unaudited)		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$9.07		$10.00

Income from investment operations:
Net investment income	0.19	(2)	0.04	(2)
Net realized and unrealized loss on investments	(1.30)		(0.78)
Total from investment operations	(1.11)		(0.74)

Less distributions:
Dividends from net investment income	—		(0.06)
Dividends from net realized gain on investments	—		(0.13)
Total distributions	—		(0.19)

Net asset value, end of period	$7.96		$9.07

TOTAL RETURN	-12.24	%(3)	-7.32	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$908		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	14.21	%(4)	13.65	%(4)
After expense reimbursement	1.17	%(4)	1.17	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(8.72	)%(4)	(11.78	)%(4)
After expense reimbursement	4.32	%(4)	0.70	%(4)
Portfolio turnover rate(5)	14	%(3)	32	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund, Emerging Markets Value Fund, and Long/Short Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund, Long/Short Value Fund, and the International Small Cap Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statement of changes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of August 31, 2019, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Refer to Note 11 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service. These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the  Board of Trustees (the “Board”) as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2019:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$9,586,233	$—	$—	$9,586,233
Energy	6,817,132	—	—	6,817,132
Financial Services	15,895,843	—	—	15,895,843
Health Care	3,094,287	—	—	3,094,287
Materials & Processing	1,813,767	—	—	1,813,767
Producer Durables	10,775,624	—	—	10,775,624
Technology	4,687,405	—	—	4,687,405
Utilities	1,127,051	—	—	1,127,051
Total Common Stocks	53,797,342	—	—	53,797,342
Short-Term Investments	645,503	—	—	645,503
Total Investments in Securities	$54,442,845	$—	$—	$54,442,845

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,151,062	$—	$—	$7,151,062
China	58,715,474	—	—	58,715,474
Czech Republic	5,968,466	—	—	5,968,466
Hong Kong	9,006,587	—	—	9,006,587
Hungary	2,784,767	—	—	2,784,767
India	15,338,799	—	—	15,338,799
Malaysia	4,352,247	—	—	4,352,247
Poland	4,192,970	—	—	4,192,970
Republic of Korea	42,541,689	—	—	42,541,689
Romania	3,995,107	—	—	3,995,107
Russian Federation	17,200,561	—	—	17,200,561
Singapore	7,872,856	—	—	7,872,856
South Africa	11,617,262	—	—	11,617,262
Taiwan	32,616,494	—	—	32,616,494
Thailand	9,660,881	—	—	9,660,881
Turkey	6,698,113	—	—	6,698,113
United Arab Emirates	6,228,247	—	—	6,228,247
United Kingdom	11,219,197	—	—	11,219,197
United States	11,423,568	—	—	11,423,568
Total Common Stocks	268,584,347	—	—	268,584,347
Preferred Stocks
Brazil	4,546,501	—	—	4,546,501
Republic of Korea	5,642,416	—	—	5,642,416
Total Preferred Stocks	10,188,917	—	—	10,188,917
Short-Term Investments	9,201,218	—	—	9,201,218
Total Investments in Securities	$287,974,482	$—	$—	$287,974,482

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,559,307	$—	$—	$3,559,307
Energy	1,671,788	—	—	1,671,788
Financial Services	7,424,946	—	—	7,424,946
Health Care	2,695,259	—	—	2,695,259
Materials & Processing	347,513	—	—	347,513
Producer Durables	2,813,035	—	—	2,813,035
Technology	2,524,436	—	—	2,524,436
Utilities	1,784,506	—	—	1,784,506
Total Common Stocks	22,820,790	—	—	22,820,790
REITs	1,227,045	—	—	1,227,045
Short-Term Investments	790,288	—	—	790,288
Total Investments in Securities	$24,838,123	$—	$—	$24,838,123

Long/Short Value Fund (Continued)	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks
Consumer Discretionary	$1,882,748	$—	$—	$1,882,748
Consumer Staples	298,353	—	—	298,353
Energy	348,313	—	—	348,313
Financial Services	567,554	—	—	567,554
Health Care	3,018,312	—	—	3,018,312
Materials & Processing	1,212,691	—	—	1,212,691
Producer Durables	925,851	—	—	925,851
Technology	2,706,044	—	—	2,706,044
Utilities	357,534	—	—	357,534
Total Common Stocks	11,317,400	—	—	11,317,400
REITs	709,449	—	—	709,449
Total Securities Sold Short	$12,026,849	$—	$—	$12,026,849

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,091,842	$—	$—	$1,091,842
Consumer Staples	1,511,799	—	—	1,511,799
Energy	1,269,130	—	—	1,269,130
Financial Services	7,358,306	—	—	7,358,306
Health Care	1,488,933	—	—	1,488,933
Materials & Processing	2,442,833	—	—	2,442,833
Producer Durables	5,556,655	—	—	5,556,655
Technology	3,007,781	—	—	3,007,781
Total Common Stocks	23,727,279	—	—	23,727,279
REITs	220,802	—	—	220,802
Short-Term Investments	1,700,572	—	—	1,700,572
Total Investments in Securities	$25,648,653	$—	$—	$25,648,653

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$21,468	$—	$—	$21,468
Austria	47,317	—	—	47,317
Belgium	40,053	—	—	40,053
Canada	192,147	—	—	192,147
France	242,752	—	—	242,752
Germany	135,477	—	—	135,477
Hong Kong	84,511	—	—	84,511
Italy	78,602	—	—	78,602
Japan	307,334	—	—	307,334
Netherlands	125,510	—	—	125,510
Norway	23,409	—	—	23,409
Spain	30,373	—	—	30,373
Switzerland	28,040	—	—	28,040
United Kingdom	298,993	—	—	298,993
Total Common Stocks	1,655,986	—	—	1,655,986
Short-Term Investments	98,162	—	—	98,162
Total Investments in Securities	$1,754,148	$—	$—	$1,754,148

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at August 31, 2019, the end of the reporting period.  During the six-month period ended August 31, 2019, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

For the six-month period ended August 31, 2019, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$176,997
Emerging Markets Value Fund	1,515,738
Long/Short Value Fund	176,580
Small Cap Value Fund	123,937
International Small Cap Value Fund	9,266

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Investor Class	1.25%	1.60%	2.10%	1.45%	1.52%
Institutional Class	0.90%	1.25%	1.75%	1.10%	1.17%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six-month period ended August 31, 2019, the Advisor reduced its fees and reduced other operating expenses in the amount of $85,835 for the Mid Cap Value Fund, $100,689 for the Long/Short Value Fund, $95,217 for the Small Cap Value Fund, and $120,796 for the International Small Cap Value Fund. For the six-month period ended August 31, 2019, the Advisor recouped $25,711 in previously waived expenses in the Emerging Markets Value Fund. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2020	2/28/2021	2/28/2022	8/31/2022	Total
Mid Cap Value Fund	$92,788	$201,672	$185,240	$85,835	$565,535
Emerging Markets Value Fund	111,267	190,112	66,606	—	367,985
Long/Short Value Fund	162,039	321,232	206,354	100,689	790,314
Small Cap Value Fund	94,407	182,255	171,647	95,217	543,526
International Small Cap Value Fund	—	—	158,461	120,796	279,257

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied of the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the six-month period ended August 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Funds to U.S. Bank N.A. for custody services for the six-month period ended August 31, 2019, are disclosed in the Statements of Operations.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six-month period ended August 31, 2019, the 12b-1 distribution fees incurred under the Agreement by each of the Funds’ Investor Class shares are disclosed in the Statements of Operations.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the six-month period ended August 31, 2019, the shareholder servicing fees incurred under the Agreement by each of the Funds’ Investor Class shares are disclosed in the Statements of Operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six-month period ended August 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$22,985,629	$7,514,538
Emerging Markets Value Fund	56,053,206	36,561,147
Long/Short Value Fund	7,339,375	8,154,859
Small Cap Value Fund	5,365,111	3,052,534
International Small Cap Value Fund	309,677	238,639

For the six-month period ended August 31, 2019, the Long/Short Value Fund had $17,329,175 in cover buys and $15,543,028 in short sales. There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2019:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	80%	23%
Reliance Trust Co.	—	33%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
LPL Financial	57%	—
National Financial Services, LLC	—	44%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	66%	—
ValueQuest Partners, LLC	—	82%

	Small Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	80%	—
National Financial Services, LLC	—	29%
Pershing, LLC	—	50%

	International Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	96%	90%

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2019, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$47,871,156	$302,003,291	$27,462,820	$26,284,122	$2,128,064
Gross unrealized appreciation	1,192,835	21,378,753	1,647,967	1,614,766	61,632
Gross unrealized depreciation	(6,089,527)	(15,048,984)	(3,393,988)	(1,676,038)	(245,792)
Net unrealized appreciation/(depreciation)	(4,896,692)	6,329,769	(1,746,021)	(61,272)	(184,160)
Undistributed ordinary income	88,804	—	87,306	20,930	598
Undistributed long-term capital gains	218,891	—	305,602	—	—
Total distributable earnings	307,695	—	392,908	20,930	598
Other accumulated gains/(losses)	—	(792,298)	—	(38,523)	—
Total accumulated earnings/(losses)	$(4,588,997)	$5,537,471	$(1,353,113)	$(78,865)	$(183,562)

(a)	The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 28, 2019, the following Fund had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Emerging Markets Value Fund
Long-Term	$336,464	Indefinite

The tax character of distributions paid during the six-month period ended August 31, 2019, and for the year ended February 28, 2019, were as follows:

	Six Months Ended	Year Ended
	August 31, 2019	February 28, 2019
Mid Cap Value Fund
Ordinary income	$—	$713,126
Long-term capital gains	—	715,723

Emerging Markets Value Fund
Ordinary income	$—	$2,991,520

Long/Short Value Fund
Ordinary income	$—	$74,431
Long-term capital gains	—	197,402

Small Cap Value Fund
Ordinary income	$—	$106,712
Long-term capital gains	—	676,957

International Small Cap Value Fund
Ordinary income	$—	$35,974

Ordinary income distributions may include dividends paid from short-term capital gains.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

At February 28, 2019, the following Funds deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
Emerging Markets Value Fund	$—	$455,834
Small Cap Value Fund	38,523	—

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Advisor follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Value Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2019 (Unaudited)

NOTE 11 – SUBSEQUENT EVENTS

The Secretary and Vice President of the Trust resigned on September 12, 2019. Effective September 13, 2019, the Board appointed Elaine Richards, Senior Vice President, U.S. Bank Global Fund Services, as the new Secretary and Vice President of the Trust. Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the Independent Trustees.

Pzena Funds
Expense Example
August 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2019 to August 31, 2019.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	3/1/19	8/31/19	3/1/19 – 8/31/19
Actual
Mid Cap Value Fund	$1,000.00	$939.60	$6.00
Emerging Markets Value Fund	1,000.00	899.60	7.64
Long/Short Value Fund	1,000.00	971.90	13.98
Small Cap Value Fund	1,000.00	877.10	6.75
International Small Cap Value Fund	1,000.00	876.50	6.65

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.95	$6.24
Emerging Markets Value Fund	1,000.00	1,017.09	8.11
Long/Short Value Fund	1,000.00	1,010.96	14.25
Small Cap Value Fund	1,000.00	1,017.95	7.25
International Small Cap Value Fund	1,000.00	1,018.05	7.15

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 1.23%, 1.60%, 2.82%, 1.43%, and 1.41%, respectively, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the six month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Investor Class shares of each Fund.  The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Investor Class shares returned -6.04%, -10.04%, -2.81%, -12.29%, and -12.35%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	3/1/19	8/31/19	3/1/19 – 8/31/19
Actual
Mid Cap Value Fund	$1,000.00	$941.40	$4.39
Emerging Markets Value Fund	1,000.00	901.60	5.97
Long/Short Value Fund	1,000.00	973.20	12.60
Small Cap Value Fund	1,000.00	877.20	5.19
International Small Cap Value Fund	1,000.00	877.60	5.52

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.61	$4.57
Emerging Markets Value Fund	1,000.00	1,018.85	6.34
Long/Short Value Fund	1,000.00	1,012.37	12.85
Small Cap Value Fund	1,000.00	1,019.61	5.58
International Small Cap Value Fund	1,000.00	1,019.25	5.94

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.25%, 2.54%, 1.10%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the six month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Institutional Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Institutional Class shares returned -5.86%, -9.84%, -2.68%, -12.28%, and -12.24%, respectively.

Pzena Funds
Notice to Shareholders
August 31, 2019 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as    defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    11/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    11/7/2019

By (Signature and Title)       /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date    11/7/2019